SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23567

BBR ALO FUND, LLC

(Exact name of registrant as specified in charter)

Matthew Shapiro
c/o BBR Partners, LLC
55 East 52nd Street, 18th Floor
New York, New York 10055

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 313-9870

With a copy to:

Nicole M. Runyan, Esq.
Brad A. Green, Esq.
Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
(212) 446-4800

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Item 1. Report to Shareholders

BBR ALO Fund, LLC

Annual Report

March 31, 2023

BBR ALO Fund, LLC

Table of Contents
For the Year Ended March 31, 2023

Investor Letter	2-3
Fund Performance	4-5
Schedule of Investments	6-9
Summary of Investments	10
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	15
Notes to Financial Statements	16-24
Report of Independent Registered Public Accounting Firm	25
Investment Program and Principal Risk Factors (Unaudited)	26-38
Special Investor Meeting Results (Unaudited)	39
Approval of New Subadvisory Agreements (Unaudited)	40-41
Approval of the Renewal of Advisory Agreements (Unaudited)	42-43
Information Regarding the Fund’s Directors and Officers (Unaudited)	44-45
Other Information (Unaudited)	46

BBR ALO Fund, LLC

Investor Letter
As of March 31, 2023

Dear Investors:

We are pleased to present this Annual Report for BBR ALO Fund, LLC (the “Fund”) covering the period from April 1, 2022 to March 31, 2023. For the one-year period ended March 31, 2023, the Fund’s total return was -9.4%. The Fund trailed the blend of reference indexes1 for the one-year period by 2.2%.

The reference indexes performed as follows during this period:

Russell 1000 Value:	-6.0%
Russell 2000:	-11.6%
Russell 2500:	-10.4%
Russell 2500 Value:	-10.5%
MSCI ACWI ex-US:	-4.6%
MSCI World Quality:	-6.0%

Markets dynamics changed significantly over the last 12 months. Inflation proved to be sticky instead of transitory and climbed to elevated levels, which resulted in the Federal Reserve (the “Fed”) raising the federal funds rate by 4.5% during the year ended March 31, 2023. As a result of rising inflation and interest rates, equity markets declined during the reporting period, presenting a challenging backdrop for our managers to navigate.

Underlying strategy performance was mixed, reflecting the volatile backdrop of the reporting period. Small- and mid-cap equity strategies were slightly positive. Non-US equity strategies were down but outperformed their benchmarks. Quality and value equities were down and underperformed on a relative basis.

Several factors impacted the Fund’s performance throughout the period:

Indiscriminate Equity Selling in the Markets: By design, the Fund’s managers construct portfolios that are concentrated relative to certain indexes. We believe this strategy leads to outperformance over the long-term (and can produce tracking error in the short-term). As interest rates rose, equity multiples declined on a number of high-quality businesses regardless of underlying company operating performance. We see this dislocation as an opportunity going forward. There are numerous high-quality companies that have gone through material valuation resets despite growing earnings. We continue to employ a quality business bias given these companies’ ability to grow market share, maintain pricing power, and compound earnings.

Underperformance of Value Exposure: During the period, a portion of the Fund’s portfolio was invested with a value-oriented subadviser. Over time, the subadviser’s strategy evolved to be more growth oriented. This deviation in exposure away from the subadviser’s core expertise caused a lag in performance, as growth businesses experienced contractions during the period. The subadviser was terminated effective December 31, 2022, and replaced with two new subadvisers effective January 1, 2023, who we believe have demonstrated expertise and track records that align with our investment thesis and approach to long-biased, traditional value investing.

We maintain conviction in our actively managed equity strategy that is constructed to take long-term perspectives and compound capital. Our underlying managers and their investment personnel have repeatable playbooks and strong track records of navigating a variety of different environments across multiple market cycles. Despite short-term underperformance during the period, each of the Fund’s current subadvisers have outperformed their respective benchmarks since the inception of their strategy.

[1]

During the one-year period ended March 31, 2023, the blended indexes were weighted as follows, which takes into account the allocation of the Fund’s assets to the Fund’s subadvisers and Echo Street GoodCo Select, L.P.:

From April 2022 to July 2022: 25% to each of Russell 1000 Value, Russell 2000, MSCI World Quality, and MSCI ACWI-ex US.

From August 2022 to December 2022: 32.5% to Russell 2000, 27.5% to MSCI World Quality, 25% to MSCI ACWI-ex US, and 15% to Russell 1000 Value.

For January 2023: 25% to Russell 2000, 25% to MSCI World Quality, 20% to MSCI ACWI-ex US, 15% to Russell 2500, and 15% to Russell 2500 Value.

From February 2023 to March 2023: 25% to Russell 2500, 25% to MSCI World Quality, 20% to MSCI ACWI-ex US, 15% to Russell 2000, and 15% to Russell 2500 Value.

BBR ALO Fund, LLC

Investor Letter (continued)

Looking ahead, we see a robust opportunity set and believe the Fund is well-positioned for the current and foreseeable investment environment.

Thank you for your continued confidence and support.

Sincerely,

William C. Page
Portfolio Manager of the Fund
May 2023

BBR ALO Fund, LLC

Fund Performance
As of March 31, 2023 (Unaudited)

Performance of a $100,000 Investment

$190,000
$180,000
$170,000
$160,000
$150,000
$140,000
$130,000
$120,000
$110,000
$100,000
5/31/20
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21
12/31/21
3/31/22
6/30/22
9/30/22
12/31/22
3/31/23
$159,596
$148,670
$142,542
$140,651
$140,247
$131,275
$123,489
BBR ALO Fund, LLC
Blended Index*
Russell 2000
Russell 2500 Index
MSCI ACWI ex-US
MSCI World Quality
Russell 2500 Value Index

This graph compares a hypothetical $100,000 investment in the Fund with a similar investment in the Blended Index and the four indices that comprise the Blended Index. Results include the reinvestment of all dividends and capital gains. The indices do not reflect the fees charged and expenses of the Fund, which would lower performance. Investments in the Fund are not subject to a sales load.

Past performance does not predict future performance, and the performance information set forth herein does not reflect the deduction of taxes that an investor would pay on Fund distributions or the repurchase of Fund shares.

*	The blended index is weighted as follows, which takes into account the allocation of the Fund’s assets to the Fund’s subadvisers and Echo Street GoodCo Select, L.P.:

From Inception to July 2022: 25% to each of Russell 1000 Value, Russell 2000, MSCI World Quality, and MSCI ACWI-ex US.

From August 2022 to December 2022: 32.5% to Russell 2000, 27.5% to MSCI World Quality, 25% to MSCI ACWI-ex US, and 15% to Russell 1000 Value.

For January 2023: 25% to Russell 2000, 25% to MSCI World Quality, 20% to MSCI ACWI-ex US, 15% to Russell 2500, and 15% to Russell 2500 Value.

From February 2023 to March 2023: 25% to Russell 2500, 25% to MSCI World Quality, 20% to MSCI ACWI-ex US, 15% to Russell 2000, and 15% to Russell 2500 Value.

BBR ALO Fund, LLC

Fund Performance
As of March 31, 2023 (Unaudited) (Continued)

Average Annual Total Returns as of March 31, 2023	1 Year	Since Inception**
BBR ALO Fund, LLC	-9.42%	7.50%
Blended Index*	-7.16%	12.41%

**	The Fund commenced operations on May 1, 2020.

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Schedule of Investments
As of March 31, 2023

Number of Shares		Value
	COMMON STOCKS — 67.9%
	COMMUNICATIONS — 4.0%
13,965	Booking Holdings, Inc.*	$37,040,906
129,571	Fox Corp. - Class A	4,411,892
18,884	VeriSign, Inc.*	3,990,756
289,093	Warner Bros Discovery, Inc.*	4,365,304
		49,808,858
	CONSUMER DISCRETIONARY — 11.9%
138,780	Adidas AG - ADR	12,271,774
100,977	Buckle, Inc./The	3,603,869
215,095	Bunzl PLC - ADR	8,130,182
568,887	Copart, Inc.*	42,785,991
9,772	DR Horton, Inc.	954,627
158,331	Evolution Gaming Group AB - ADR	21,196,199
121,830	Kering SA -ADR	7,941,720
65,113	LVMH Moet Hennessy Louis Vuitton - ADR	11,946,901
52,311	Magna International, Inc.	2,802,300
6,953	MercadoLibre, Inc.*	9,164,471
4,872	NVR, Inc.*	27,147,710
4,608	Winmark Corp.	1,476,541
		149,422,285
	CONSUMER STAPLES — 1.1%
37,000	Medifast, Inc.	3,835,790
206,316	Unilever PLC[1]	10,713,990
		14,549,780
	ENERGY — 1.4%
90,153	HF Sinclair Corp.	4,361,602
34,663	Marathon Petroleum Corp.	4,673,612
2,283	Texas Pacific Land Corp.	3,883,429
32,579	Valero Energy Corp.	4,548,028
		17,466,671
	FINANCIALS — 5.9%
64,146	Aon PLC1	20,224,592
17,734	Credit Acceptance Corp.*	7,732,734
76,321	HDFC Bank Ltd. - ADR	5,088,321
23,250	Hingham Institution for Savings	5,427,480
13,500	Kinsale Capital Group, Inc.	4,052,025
138,380	Primerica, Inc.	23,834,571
59,000	RLI Corp.	7,841,690
		74,201,413
	HEALTH CARE — 6.9%
75,411	CSL Ltd. - SP ADR	7,280,532
9,097	Elevance Health, Inc.	4,182,892
40,158	Gilead Sciences, Inc.	3,331,909
8,568	Humana, Inc.	4,159,421

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Schedule of Investments
As of March 31, 2023 (continued)

Number of Shares		Value
	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
120,664	ICON PLC1,*	$25,772,624
5,203	IDEXX Laboratories, Inc.*	2,601,916
153,767	Medtronic PLC[1]	12,396,696
15,081	Molina Healthcare, Inc.*	4,034,017
636,409	Siemens Healthineers AG - ADR	18,329,725
18,519	United Therapeutics Corp.*	4,147,515
		86,237,247
	INDUSTRIALS — 15.6%
52,200	Ametek, Inc.	7,586,226
128,000	Amphenol Corp., Class A	10,460,160
129,500	Canadian Pacific Kansas City Ltd.	9,963,730
384,234	Fastenal Co.	20,725,582
109,285	Gentex Corp.	3,063,259
321,506	Graco, Inc.	23,473,153
281,174	HEICO Corp., Class A	38,211,552
34,000	IDEX Corp.	7,855,020
128,131	Landstar System, Inc.	22,968,763
105,227	Old Dominion Freight Line, Inc.	35,865,571
46,750	RBC Bearings, Inc.*	10,880,127
48,105	TriNet Group, Inc.*	3,877,744
		194,930,887
	MATERIALS — 2.1%
50,205	Consol Energy, Inc.	2,925,445
156,578	Huntsman Corp.	4,283,974
29,600	Linde PLC[1]	10,521,024
47,768	LyondellBasell Industries - Class A	4,484,938
14,000	Simpson Manufacturing Co., Inc.	1,534,960
114,803	Trinseo PLC[1]	2,393,643
		26,143,984
	REAL ESTATE — 0.4%
225,000	Equity Commonwealth - REIT	4,659,750

	TECHNOLOGY — 18.6%
19,943	Accenture PLC - Class A1	5,699,909
126,636	Amadeus IT Group, S.A. - ADR	8,483,396
39,086	Applied Materials, Inc.	4,800,933
17,167	ASM Holding NV1	11,685,749
76,393	Cisco Systems, Inc.	3,993,444

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Schedule of Investments
As of March 31, 2023 (continued)

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
268,428	CoStar Group, Inc.*	$18,481,268
63,368	Dassault Systemes SE - SP ADR	2,607,543
241,325	Experian PLC - ADR	7,937,034
25,556	Globant SA1,*	4,191,440
148,619	HP, Inc.	4,361,968
164,067	Intel Corp.	5,360,069
65,033	Interdigital, Inc.	4,740,906
10,835	KLA Corp.	4,325,007
82,573	Kulicke & Soffa Industries	4,350,771
9,017	Lam Research Corp.	4,780,092
77,272	Micron Technology, Inc.	4,662,592
79,444	Moody’s Corp.	24,311,453
7,473	MSCI, Inc.	4,182,563
488,613	Sage Group PLC - ADR	18,728,439
135,739	SAP SE - SP ADR	17,177,770
159,307	Shopify, Inc. - Class A*	7,637,178
29,230	Teledyne Technologies, Inc.*	13,076,333
93,154	Teleperformance - ADR	11,218,797
87,461	Temenos AG - SP ADR	6,058,266
11,136	Tyler Technologies, Inc.*	3,949,271
141,046	Veeva Systems, Inc. - Class A*	25,922,844
		232,725,035
	TOTAL COMMON STOCKS (Cost $692,209,442)	850,145,910
Number of Units
	INVESTMENT FUNDS — 28.3%
	Echo Street GoodCo Select, L.P.2,*	355,041,440
	TOTAL INVESTMENT FUNDS (Cost $298,768,080)	355,041,440

	TOTAL INVESTMENTS — 96.2% (Cost $990,977,522)	1,205,187,350
	Other Assets in Excess of Liabilities — 3.8%	47,063,436
	TOTAL NET ASSETS — 100.0%	$1,252,250,786

ADR – American Depository Receipt

SP ADR – Sponsored American Depository Receipt

[1]	Foreign security denominated in U.S. Dollars.

[2]	Partnership is not designated in units. The Fund owns approximately 15.75% of Echo Street GoodCo Select, L.P., and has contractually waived its right to vote its interests.

*	Non-income producing security.

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Schedule of Investments
As of March 31, 2023 (continued)

Additional information on Investment Funds is as follows:

Security	Redemption Permitted	Acquisition Date		Investment Strategy	Redemption Notice Period
Echo Street GoodCo Select, L.P.	Monthly	6/1/2019	[a]	Long-Only Equities[b]	30 Days

[a]	Represents the initial acquisition by the Predecessor Funds. Please see Note 1 for additional information.

[b]

This investment category includes investment funds that make long-only investments in equity securities that are deemed by investment managers to be undervalued and to present certain sustainable advantages.

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Summary of Investments
As of March 31, 2023 (continued)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	18.6%
Industrials	15.6%
Consumer Discretionary	11.9%
Health Care	6.9%
Financials	5.9%
Communications	4.0%
Materials	2.1%
Energy	1.4%
Consumer Staples	1.1%
Real Estate	0.4%
Total Common Stocks	67.9%
Investment Funds	28.3%
Total Investments	96.2%
Other Assets in Excess of Liabilities	3.8%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Statement of Assets and Liabilities
March 31, 2023

Assets
Investments, at fair value (cost $990,977,522)	$1,205,187,350
Cash	106,251,839
Receivables:
Dividends receivable	345,146
Interest receivable	274,027
Total Assets	1,312,058,362

Liabilities
Payables:
Payable for Investments Purchased	2,942,026
Payable for shares repurchased (see Note 8)	46,999,315
Investor subscriptions received in advance	8,631,000
Other fees payable	12,986
Investment Advisory fees (see Note 5)	865,661
Subadvisory fees (see Note 5)	356,588
Total Liabilities	59,807,576

Net Assets	$1,252,250,786

Components of Net Assets:
Paid-in capital	$1,131,962,484
Total distributable earnings	120,288,302
Net Assets	$1,252,250,786

Number of Shares Outstanding (unlimited number of shares authorized)	109,400,312

Net asset value per Share	$11.45

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Statement of Operations
For the Year Ended March 31, 2023

Income
Dividends (net of foreign withholding taxes of $449,170)	$8,690,696
Interest	2,424,656
Total Income	11,115,352

Expenses
Investment Advisory fees (see Note 5)	9,951,362
Subadvisory fees (see Note 5)	5,057,610
Miscellaneous Fees	94
Legal Expenses Payable Directly by the Fund	219,389
Total Expenses	15,228,455

Net Investment Loss	(4,113,103)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(66,914,277)
Net change in unrealized appreciation (depreciation) on investments	(71,776,235)
Net Realized and Unrealized Loss	(138,690,512)

Net Decrease in Net Assets from Operations	$(142,803,615)

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Statements of Changes in Net Assets

	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
Operations
Net investment loss	$(4,113,103)	$(11,148,234)
Net realized gain (loss) on investments	(66,914,277)	53,511,115
Net change in unrealized appreciation (depreciation) on investments	(71,776,235)	(67,367,147)
Net Decrease in Net Assets from Operations	(142,803,615)	(25,004,266)

Distributions to Investors
Distributions	(37,924,942)	(62,912,193)
Net Change in Net Assets from distributions to Investors	(37,924,942)	(62,912,193)

Capital Share Transactions (see Note 8)
Shares issued	166,317,500	260,416,361
Reinvested distributions	37,924,942	62,912,193
Shares repurchased	(171,434,474)	(132,693,493)
Net Change in Net Assets from Capital Transactions	32,807,968	190,635,061

Total Increase (Decrease)	(147,920,589)	102,718,602

Net Assets
Beginning of year	1,400,171,375	1,297,452,773
End of year	$1,252,250,786	$1,400,171,375

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Statement of Cash Flows
For the Year Ended March 31, 2023

Cash flows provided by (used in) operating activities:
Net Decrease in Net Assets from Operations	$(142,803,615)
Adjustments to reconcile Net Decrease in Net Assets from Operations to net cash used in operating activities:
Net realized loss from investments	66,914,277
Net change in unrealized depreciation on investments	71,776,235
Return of capital distribution	45,098
Purchases of investments	(541,760,343)
Sales of investments	532,848,143
(Increase)/Decrease in assets:
Dividends receivable	270,515
Interest receivable	(268,718)
Increase/(Decrease) in liabilities:
Payable for investments purchased	2,942,026
Investment Advisory fees	(83,906)
Subadvisory fees	(371,626)
Other payable	12,986
Net Cash Used in Operating Activities	(10,478,928)

Cash flows provided by (used in) financing activities:
Proceeds from subscriptions	149,546,000
Payments for Shares repurchased	(148,588,767)
Net Cash Provided by Financing Activities	957,233

Net change in cash	(9,521,695)

Cash
Cash, beginning of year	115,773,534
Cash at end of year	$106,251,839

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Financial Highlights

The following represents certain ratios to average net assets and other supplemental information for the period indicated. An individual investor’s ratios and returns may vary from the below based on the timing of capital transactions.

	For the Year Ended March 31, 2023		For the Year Ended March 31, 2022		For the Period May 1, 2020* through March 31, 2021
Net Asset Value, Beginning of Period	$13.05		$13.73		$10.00
Income from investment operations:
Net investment loss(1)	(0.04)		(0.11)		(0.09)
Net realized and unrealized gain (loss) on investments	(1.22)		0.04		3.88
Total from investment operations	(1.26)		(0.07)		3.79

Less Distributions to Investors:
From net realized gains	(0.34)		(0.61)		(0.06)
Net change in Net Asset Value due to distributions to Investors	(0.34)		(0.61)		(0.06)

Net Asset Value, End of Period	$11.45		$13.05		$13.73

Total Return(2)	(9.42)%		(1.16)%		37.93	%(3)

Net assets, end of period (in thousands)	$1,252,251		$1,400,171		$1,297,453

Net investment loss to average net assets	(0.33	)%(5)	(0.74	)%(5)	(0.70	)%(4),(5)

Ratio of net expenses to average net assets	1.23	%(5)	1.22	%(5)	1.13	%(4),(5)

Portfolio turnover rate	46.17%		20.84%		26.76	%(3)

*	Commencement of Operations

(1)	Based on average Shares outstanding for the period.

(2)

Total return reflects the changes in net asset value during the period based on the performance of the Fund and investor subscriptions and redemptions, and assumes all dividends and distributions, if any, were reinvested in accordance with the Fund’s dividend reinvestment plan.

(3)	Not annualized.

(4)	Annualized, except for certain non-recurring fees.

(5)	These ratios do not include earned income or expenses incurred by the Fund through its investment in the Investment Fund.

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Notes to Financial Statements
March 31, 2023

1. Organization

BBR ALO Fund, LLC (the “Fund”) is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware limited liability company on January 10, 2020, and commenced operations on May 1, 2020. The Fund is the successor to BBR Active Equity – Long Only, LP and BBR Active Equity – Long Only (QP), LP, each a Delaware limited partnership that was exempt from registration under the 1940 Act pursuant to Sections 3(c)(1) and 3(c)(7) thereof, respectively (each, a “Predecessor Fund”). BBR Partners, LLC serves as the investment adviser to the Fund (the “Adviser”), and each of Maren Capital LLC (“Maren”), Polen Capital Management, LLC (“Polen”), Quantum Capital Management, LLC (“Quantum”) and Summit Street Capital Management, LLC (“Summit Street” and, collectively with Maren, Polen and Quantum, the “Subadvisers”) has been engaged to directly manage specified portions of the Fund’s assets. The Adviser and each Subadviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

Maren and Summit Street commenced providing subadvisory services to the Fund on January 1, 2023. On November 1, 2022, the Adviser provided notice to Vulcan Value Partners, LLC (“Vulcan”), a then-current subadviser of the Fund, of the termination of the subadvisory agreement among the Adviser, the Fund and Vulcan, pursuant to its terms, to be effective after the close of business on December 31, 2022. At a special meeting of Fund investors held on December 15, 2022, upon the recommendation of the Board and further to the Board’s respective approvals at a meeting held on November 15, 2022, Fund investors approved new subadvisory agreements with each of Maren and Summit Street. Results of the meeting of Fund investors are reported under Special Investor Meeting Results.

The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by deploying its assets among a select group of long-biased equity investment managers (the “Investment Managers”), and the unregistered investment vehicles (the “Investment Funds”) and/or accounts they operate. In addition to allocating Fund assets to Investment Funds, the Adviser may allocate Fund assets to accounts operated by Investment Managers pursuant to subadvisory agreements with such Investment Managers.

Long-biased investing generally involves buying securities with the expectation that their price will increase. Investment Managers that employ long-biased equity strategies typically seek to capitalize on discrepancies between an evaluation of the intrinsic value of an equity security and assessment of the forward-looking prospects of the issuer of the security, and the consensus view reflected in the market price of such security. Investment Managers generally will invest primarily in equity securities and equity-linked instruments in U.S. and global markets, including emerging markets, to create long-biased holdings in various positions, sectors and/or countries. Investment Managers may focus on a particular capitalization range (e.g., small cap vs. large cap) or industry sector (e.g., healthcare, technology or consumer products), may employ a specific investment style (e.g., value vs. growth) or may pursue a broad mandate without specific regard for capitalization, sector or geography. Certain Investment Managers also may seek to extract value by being more trading-oriented or catalyst-driven.

Subject to the requirements of the 1940 Act, the business and affairs of the Fund are managed under the direction of its Board of Directors (the “Board”). The Board has the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each Director is vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized under Delaware law. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board. The Board has engaged the Adviser to manage the day-to-day operations of the Fund, and the Subadvisers to manage allocated portions of the Fund’s assets.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the

BBR ALO Fund, LLC

Notes to Financial Statements
March 31, 2023 (continued)

2. Significant Accounting Policies (continued)

reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Valuation of Investments

The 1940 Act provides that securities for which market quotations are “readily available” must be valued at market value, and all other securities and other assets must be valued at “fair value” in accordance with requirements under the 1940 Act. The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”), and has designated the Adviser as its “valuation designee” (as defined in Rule 2a-5 under the 1940 Act) to determine fair value in good faith for all Fund investments for which market quotations are not readily available. The Fund’s assets managed by the Subadvisers are valued in accordance with the Valuation Procedures. The value of the Fund’s assets will be based on information reasonably available on each date on which the Fund calculates its net asset value (each, a “Determination Date”) and that the Adviser believes to be reliable.

Publicly-traded equity securities are valued, except as indicated below, at the last sale price on the Determination Date on the securities exchange or national securities market on which such securities primarily are traded (a “primary market”). If there has been no sale on such day, the securities are valued at the average of the most recent bid and asked quotations or, if no asked quotations for such security are available, at the most recent bid quotation on such exchange or market on the Determination Date.

Equity-linked instruments are valued based on the value of the underlying reference asset(s) and the terms of the instrument (e.g., an interest rate) to approximate what the Fund would receive on a current termination of the instrument. Such reference asset(s) are valued in accordance with the applicable provisions of the Valuation Procedures.

Debt securities and instruments, if any, generally are valued, to the extent possible, by an independent pricing service approved by the Adviser. Each pricing service provides an evaluated price based on its proprietary methodologies, which may use a variety of inputs, models and assumptions based on its methodology for a particular type of security. Debt securities and instruments for which valuation is not provided by a pricing service are valued using an evaluated price provided by Bloomberg, and if Bloomberg does not provide a price, then the security generally will be valued by obtaining prices from broker/dealers on the Determination Date. Overnight and certain other short-term debt securities and instruments with maturities of less than 60 days (excluding U.S. Treasury bills) are valued by the amortized cost method, unless a pricing service provides a valuation for such security, or, in the opinion of the Adviser, the amortized cost method would not represent fair value on the Determination Date.

Derivative instruments, if any, which may be used for hedging and non-hedging purposes, are valued in accordance with the Valuation Procedures. Certain derivatives may be valued (i) by pricing services approved by the Adviser, (ii) based on the value of the underlying reference asset(s), (iii) at their last sale price on the primary market, (iv) using evaluated pricing available from Bloomberg, (v) using a quotation obtained from an independent broker/dealer, (vi) at their intrinsic value, (vii) at the most recent settlement price, (viii) at their acquisition cost until such time as market prices become available or (ix) at their fair value determined by the Valuation Committee (as defined below), as applicable.

Securities for which market prices are not readily available and securities for which quotations are deemed by the Adviser to be unreliable are fair valued or otherwise valued in accordance with the Valuation Procedures. The Board has approved the formation of a committee established by the Adviser to oversee the valuation of the Fund’s investments pursuant to the Valuation Procedures (the “Valuation Committee”), and assist in the valuation of such securities. Circumstances in which market prices may not be readily available include, but are not limited to, when an exchange or market is not open for trading for an entire trading day or closes early, or trading in a particular security is halted, and no other market prices are available. In these circumstances, portfolio management personnel of the Fund, the Adviser or the Subadvisers will seek to determine whether to recommend an adjustment to the last sale price on the primary market, and the Valuation Committee will meet as necessary, in accordance with the Valuation Procedures.

The Adviser generally will value the Fund’s investment in any Investment Funds using the “practical expedient,” in accordance with ASC Topic 820, based on the valuation provided to the Adviser by the Investment Fund in accordance with the Investment Fund’s own valuation policies, provided that the Investment Fund falls within the scope of ASC 946. The fair value of investments in Investment Funds ordinarily will be the carrying amount (book value) of the Fund’s interest in such investments, as provided to the Fund by the Investment Managers as of or prior to the relevant Determination Date. The

BBR ALO Fund, LLC

Notes to Financial Statements
March 31, 2023 (continued)

2. Significant Accounting Policies (continued)

Valuation Procedures, however, require the consideration of all relevant information reasonably available at the time the Fund values its portfolio. As a result, the Adviser may conclude in certain circumstances that the information provided by an Investment Manager does not represent the fair value of the Fund’s interests in an Investment Fund. In accordance with the Valuation Procedures, in the absence of specific transaction activity in interests in a particular Investment Fund, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s interest in an Investment Fund based on the net asset value reported by the Investment Manager, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Investment Managers, upon which the Fund will calculate its month-end net asset value, may be subject to later adjustment based on information reasonably available at that time. In the event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund will determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets ultimately are sold, and the differences may be significant.

Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and expense is recorded net of applicable withholding taxes on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. The Fund accounts for distributions received from investments as dividend income, realized gain, or return of capital based on information provided by the company. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

BBR ALO Fund, LLC

Notes to Financial Statements
March 31, 2023 (continued)

3. Select Risk Factors

The Fund’s investments may expose the Fund to various risk factors including, but not limited to the following:

Investment Risk. All investments risk the loss of capital. The value of the Fund’s total net assets is expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in issuers in a single sector, the risk of any investment decision is increased. While the Adviser believes that the Fund’s investment program will moderate this risk to some degree through multiple Investment Managers, no guarantee or representation is made that the Fund’s investment program will be diversified or successful.

An investment in the Fund involves a high degree of risk, including the risk that the investor’s entire investment may be lost. No assurance can be given that the Fund’s investment objective will be achieved. The Fund’s performance depends upon the Adviser’s selection of Investment Managers, the allocation of offering proceeds thereto and the performance of the Subadvisers and the Investment Funds. The Investment Managers’ investment activities involve the use of strategies and investment techniques with significant risk characteristics, including risks arising from national or international economic conditions, volatility in the global equity, currency, real estate and fixed-income markets, shifts in macro-economic fundamentals, the risks of short sales, the risks of leverage, the potential illiquidity of securities and derivative instruments, the risk of loss from counterparty defaults and the risk of borrowing to meet withdrawal requests, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund or the Investment Managers. No assurance can be given that: (i) the Investment Managers’ investment programs, strategies, decisions and activities will be successful; (ii) the Investment Managers will achieve their return expectations; (iii) the Investment Managers will achieve any return of capital invested; or (iv) investors will not suffer losses from an investment in the Fund. All investments made by the Investment Managers risk the loss of capital. The Investment Managers’ results may vary substantially over time.

Market Disruption and Geopolitical Risk. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the Fund’s and the Investment Funds’ investments. In addition, turbulence in financial markets and reduced market liquidity may negatively affect Investment Managers, Investment Funds and issuers, which could adversely affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments were to adversely interrupt the global supply chain, which could affect companies worldwide.

The Adviser’s business activities, as well as the activities of the Fund and its operations and investments, could be materially adversely affected by outbreaks of disease, epidemics and public health issues, which can exacerbate pre-existing political, social and economic risks in certain countries or regions and trigger a prolonged period of global economic slowdown. A recent example includes pandemic risks related to COVID-19—notably, the significant negative impact of COVID-19 on economic and market conditions and global supply chains, and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. Although the long-term effects of COVID-19 (and the actions and measures taken worldwide by governments and businesses) cannot currently be predicted, previous occurrences of other epidemics, pandemics and outbreaks of disease had material adverse effects on the economies, equity markets and operations of those jurisdictions in which they were most prevalent. To the extent the Fund’s or the Investment Funds’ investments are overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

As of the date hereof, the Biden administration has called for significant changes to U.S. fiscal, tax, trade, healthcare, energy, immigration, foreign and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. In addition, recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and geopolitical risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, tax rates, inflation, energy costs, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Biden administration implements additional changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, the U.S.

BBR ALO Fund, LLC

Notes to Financial Statements
March 31, 2023 (continued)

3. Select Risk Factors (continued)

regulatory environment, corporate taxes, inflation, healthcare, unemployment and immigration, among other areas. Until any additional policy changes are finalized, it cannot be known whether the Fund and its investments or future investments may be positively or negatively affected, or the impact of continuing uncertainty.

An investment in the Fund is subject to the risk that one of the banks, brokers, lenders or other custodians (each, a “Financial Institution”) of some or all of the Fund’s assets fails to timely perform its obligations or experiences insolvency, closure, receivership or other financial distress or difficulty (each, a “Distress Event”). If a Financial Institution experiences a Distress Event, the Adviser, the Subadvisers or the Fund may not be able to access deposits, borrowing facilities or other services, either permanently or for an extended period of time.

Equity Securities. An Investment Fund’s and the Fund’s portfolio may include positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Investment Managers may focus on investments within specific sectors, countries and/or regions. Investment Managers also may invest in depositary receipts or shares relating to non-U.S. securities. Equity securities fluctuate in value in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Investment Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies. Investment Managers may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

Investment Approach. Investment Funds are not registered as investment companies under the 1940 Act. The Fund, as an investor in an Investment Fund, does not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. Although the Adviser periodically receives information from the Investment Fund regarding its investment performance and investment strategies, the Adviser may have little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, and such strategies may involve risks that are not anticipated by the Adviser. Investment Managers may change their investment strategies (i.e., may experience style drift) at any time. In addition, the Fund and the Adviser have no control over an Investment Fund’s investment management, brokerage, custodial arrangements or operations, and must rely on the experience and competency of the Investment Manager in these areas. The performance of the Fund depends on the success of the Adviser in selecting Investment Managers for investment by the Fund and the allocation and reallocation of Fund assets among Investment Managers.

Investment Managers make investment decisions independently of each other so that, at any particular time, Investment Managers may buy, sell or hold similar positions at the same time. Alternatively, an Investment Manager may purchase shares in an issuer that at the same time are being sold by another Investment Manager; transactions of this sort could result in the Fund’s directly or indirectly incurring certain transaction costs without accomplishing any net investment result. Because the Fund may make additional investments in or withdraw from Investment Managers only at certain times due to restrictions imposed by the Investment Managers or Investment Funds, the Fund may, from time to time, temporarily invest some of its assets in money market securities, money market funds, or other similar types of investments.

Investment Funds may permit or require that withdrawals or redemptions of interests be made in-kind, or in part in cash and in part in-kind. The Fund may receive securities that are illiquid or difficult to value upon its withdrawal of all or a portion of its interest in an Investment Fund. In addition, Investment Funds may impose so-called “gates,” limiting the proportion of assets investors, including the Fund, may withdraw on any single withdrawal date. The Fund may otherwise not be able to withdraw from an Investment Fund except at specified times, thereby limiting the Adviser’s ability to withdraw assets from an Investment Fund that may have poor performance or for other reasons.

4. Fair Value Disclosures

The Fund discloses the fair value of its investments in accordance with FASB ASC 820-10, “Fair Value Measurements”, which establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to valuations based on unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). FASB ASC 820-10-35-40 to 54 provides three levels of fair value as listed below.

●	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

BBR ALO Fund, LLC

Notes to Financial Statements
March 31, 2023 (continued)

4. Fair Value Disclosures (continued)

●

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

●

Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine fair value based on its own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement; however, the determination of what constitutes “observable” requires significant judgment by the Valuation Committee. The Valuation Committee considers observable data to be market data that is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following table presents the investments carried on the Schedule of Investments by level within the valuation hierarchy as of March 31, 2023:

	Level 1	Level 2*	Level 3*	Investments Valued at Net Asset Value	Total
Investments in Securities
Common Stocks[1]	$850,145,910	$—	$—	$—	$850,145,910
Investment Funds	—	—	—	355,041,440	355,041,440
Total Investments in Securities	$850,145,910	$—	$—	$355,041,440	$1,205,187,350

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 2 or Level 3 securities at year-end.

5. Investment Advisory and Other Agreements

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. In consideration of services provided, the Fund pays the Adviser a unitary management fee, computed and payable monthly in arrears, at an annual rate of 0.80% of the Fund’s net asset value (the “Investment Advisory Fee”). In turn, the Adviser pays substantially all operating expenses of the Fund, except fees and expenses of the Investment Funds, the fees payable to the Subadvisers, interest expenses, taxes, portfolio transaction-related fees and expenses, costs of borrowing, litigation and indemnification expenses, and any other extraordinary expenses not incurred in the ordinary course of the Fund’s business. For the year ended March 31, 2023, the Fund accrued fees to the Adviser of $9,951,362, of which $9,085,701 was paid during the period.

Each of Maren, Polen, Quantum and Summit Street has been engaged to directly manage specified portions of the Fund’s assets pursuant to subadvisory agreements with each Subadviser (the “Subadvisory Agreements”). In consideration of the subadvisory services provided to the Fund by the Subadvisers, the Fund pays a fee, calculated based on the net asset value of the respective allocated portion of the Fund’s assets, to each Subadviser (the “Subadvisory Fees”). For the year ended

BBR ALO Fund, LLC

Notes to Financial Statements
March 31, 2023 (continued)

5. Investment Advisory and Other Agreements (continued)

March 31, 2023, the weighted average aggregate fee payable by the Fund to the Subadvisers and Vulcan, as applicable, was 0.41% of the allocable portion of the Fund’s assets managed by the Subadvisers and Vulcan. For the year ended March 31, 2023, the Fund accrued fees to the Subadvisers and Vulcan of $5,057,610, of which $4,701,022 was paid during the period.

For purposes of determining the Investment Advisory Fee payable to the Adviser for any month, “net asset value” means the total value of all assets of the Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Shares on such date and before any reduction for any fees and expenses of the Fund. For purposes of determining the Subadvisory Fees payable to each Subadviser, “net asset value” means the total value of the assets of the Fund allocated to the Subadviser as of the end of a month or quarter, as the case may be, less a pro rata portion of all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of shares on such date and before any reduction for any fees and expenses of the Fund. The Investment Advisory Fee and the Subadvisory Fees are prorated for any partial period based on the number of days in such period. The Investment Advisory Fee and the Subadvisory Fees are paid to the Adviser and the Subadvisers, respectively, out of the Fund’s assets and, therefore, will decrease the net profits or increase the net losses of the Fund. The Investment Advisory Fee and the Subadvisory Fees are in addition to the asset-based fees, incentive fees or allocations, if applicable, and other expenses charged by the Investment Funds and indirectly borne by investors.

UMB Fund Services, Inc. serves as administrator (the “Administrator”) to the Fund and provides certain accounting, administrative, record keeping and investor related services. In consideration of these services, the Adviser pays the Administrator, out of the Investment Advisory Fee, certain annual fees subject to a minimum fee of $215,000, in addition to certain other fixed and transactional fees, and reimburses certain of the Administrator’s expenses. During the year ended March 31, 2023, the Adviser paid the Administrator $537,297.

UMB Bank, n.a., an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians, securities depositories and clearing agencies.

6. Federal Income Taxes

The Fund has elected to be treated, and intends to operate in a manner so as to qualify continuously, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming that the Fund continues to so qualify, the Fund generally will not be subject to U.S. federal income tax on its taxable income and gains that it distributes to investors.

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, as amended by Accounting Standards Update 2009-06, “Accounting for Uncertainty in Income Taxes” (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Fund management has concluded there were no uncertain tax positions as of the year ended March 31, 2023 for federal income tax purposes or in the Fund’s major state and local tax jurisdiction of Delaware.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnership investments. These amounts will be finalized before filing the Fund’s federal tax return.

At March 31, 2023, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$1,108,168,135
Gross unrealized appreciation	$216,283,601
Gross unrealized depreciation	(29,264,386)
Net unrealized appreciation on investments	$187,019,215

BBR ALO Fund, LLC

Notes to Financial Statements
March 31, 2023 (continued)

6. Federal Income Taxes (continued)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or asset value per share. For the year ended March 31, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital and distributable earnings as follows:

Increase (Decrease)
Paid in Capital	Total Distributable Earnings
(5,803,200)	5,803,200

As of March 31, 2023, the Fund’s most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Accumulated earnings	—
Accumulated capital and other losses	(66,710,775)
Unrealized appreciation/depreciation on investments	187,019,215
Total distributable earnings	$120,288,302

The tax character of distributions paid during the tax year ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distribution paid from:
Ordinary Income	$5,785,158	$28,150,723
Net long-term capital gains	32,139,643	34,761,470
Total distributions paid	$37,924,801	$62,912,193

7. Investment Transactions

For the year ended March 31, 2023, the purchase and sale of investments in securities, excluding short-term investments and U.S. Government securities, were $541,760,343 and $532,848,143, respectively.

8. Capital Share Transactions

The Fund offers Shares on a continuous basis. Shares may be purchased as of the first business day of each month at the Fund’s then current net asset value per Share.

The Fund, from time to time, may provide liquidity to investors by offering to repurchase Shares pursuant to written tenders by investors. Repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. In determining whether the Fund should repurchase Shares from investors pursuant to written tenders, the Fund’s Board will consider the recommendation of the Adviser. The Adviser expects that each repurchase offer will apply to a predetermined percentage of the net assets of the Fund, and that it will recommend to the Board that the Fund offer to repurchase Shares from investors on a quarterly basis, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day).

BBR ALO Fund, LLC

Notes to Financial Statements
March 31, 2023 (continued)

8. Capital Share Transactions (continued)

The Fund expects that dividends will be paid annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the Shares may vary in amount depending on investment income received and expenses of operation; however, in order to continue to qualify as a RIC, substantially all of any taxable net capital gain realized on investments will be paid to investors at least annually.

For the year ended March 31, 2023, transactions in Shares were as follows:

Shares outstanding, April 1, 2022	107,298,854
Shares issued	14,590,359
Shares reinvested	3,598,021
Shares repurchased	(16,086,922)
Shares outstanding, March 31, 2023	109,400,312

9. Indemnification

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the Fund expects the risk of loss from such claims to be remote.

10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events to report.

BBR ALO Fund, LLC

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BBR ALO Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BBR ALO Fund, LLC (the “Fund”) as of March 31, 2023, the related statements of operations and cash flows for the year ended March 31, 2023, the statement of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for the two years ended March 31, 2023 and for the period from May 1, 2020 (commencement of operations) to March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for the two years ended March 31, 2023 and for the period from May 1, 2020 (commencement of operations) to March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2023

We have served as the auditor of one or more investment companies in BBR Partners Funds since 2017.

BBR ALO Fund, LLC

Investment Program and Principal Risk Factors (Unaudited)
March 31, 2023

INVESTMENT PROGRAM

Investment Objective and Policies

The investment objective of BBR ALO Fund, LLC (the “Fund”) is to seek long-term capital appreciation. The Fund’s investment objective is not a fundamental policy, and may be changed without the approval of investors. Except as otherwise indicated, the Fund’s investment policies, strategies and restrictions are not fundamental and may be changed without a vote of the investors. No assurance can be given that the Fund will achieve its investment objective.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by deploying its assets among a select group of long-biased equity investment managers (the “Investment Managers”) and the unregistered investment vehicles (i.e., hedge funds) (the “Investment Funds”) and/or accounts they operate. In addition to allocating Fund assets to Investment Funds, BBR Partners, LLC, the Fund’s investment adviser (the “Adviser”), may allocate Fund assets to accounts operated by Investment Managers pursuant to subadvisory agreements with such Investment Managers.

Long-biased investing generally involves buying securities with the expectation that their price will increase. Investment Managers that employ long-biased equity strategies typically seek to capitalize on discrepancies between an evaluation of the intrinsic value of an equity security and assessment of the forward-looking prospects of the issuer of the security, and the consensus view reflected in the market price of such security. Investment Managers generally will invest primarily in equity securities and equity-linked instruments in U.S. and global markets, including emerging markets, to create long-biased holdings in various positions, sectors and/or countries. Investment Managers may focus on a particular capitalization range (e.g., small cap vs. large cap) or industry sector (e.g., healthcare, technology or consumer products), may employ a specific investment style (e.g., value vs. growth) or may pursue a broad mandate without specific regard for capitalization, sector or geography. Certain Investment Managers also may seek to extract value by being more trading-oriented or catalyst-driven.

The Fund may invest in investment strategies other than those described in its Confidential Memorandum. In addition, the Adviser may, in its sole discretion, allocate and reallocate the Fund’s assets among (i) Investment Funds (subject to any withdrawal or redemption limitations imposed by the Investment Fund) and (ii) Maren Capital LLC, Polen Capital Management, LLC, Quantum Capital Management, LLC and Summit Street Capital Management, LLC (collectively, the “Subadvisers”), and terminate the subadvisory agreements pursuant to which each Subadviser has been engaged to directly manage specified portions of the Fund’s assets. The Adviser also may select additional Investment Managers to subadvise a specified portion of the Fund’s assets, subject to approval by the Fund’s Board of Directors (the “Board”) and investors. To the extent the Adviser manages a portion of the Fund’s assets directly, it may sell those holdings in its sole discretion.

The Fund and Investment Managers may invest in high quality fixed-income securities, money market instruments and money market funds, or may hold cash or cash equivalents in such amounts as the Adviser and Investment Managers deem appropriate under the circumstances, including in response to adverse market, economic or political conditions or for temporary defensive purposes. In addition, the Fund may make these types of investments pending the investment of assets by the Investment Managers, or to maintain the liquidity necessary to effect repurchases of the Fund’s shares of limited liability company interests (“Shares”) or meet expenses.

Selection of Investment Managers

The Fund seeks to identify, select and monitor Investment Managers that the Adviser believes will produce attractive returns over time. The Adviser selects Investment Managers based on a number of factors including, but not limited to, portfolio management experience, strategy style and historical performance. The Adviser follows certain general guidelines when reviewing and selecting Investment Managers, but is not bound by any fixed criteria. While the Adviser attempts to apply the guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and, therefore, the selection of Investment Managers is a fundamentally subjective process. The guidelines may be modified or eliminated at the discretion of the Adviser.

It is the responsibility of the Adviser to research and select the Investment Managers, to monitor and conduct ongoing diligence regarding the suitability of the Investment Managers and to allocate and reallocate the Fund’s assets among Investment Managers directly or indirectly through the Fund’s investment in Investment Funds. The Adviser makes its allocation decisions based on its view of the optimal mix of investment styles.

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Investment Managers are chosen on the basis of selection criteria established by the Adviser, including an analysis of the Investment Managers’ performance during various time periods and market cycles and the Investment Managers’ reputations, experience, training and investment philosophy and policies. In addition, the Adviser considers the ability of Investment Managers to provide timely and accurate reporting, and their internal controls. The Adviser reviews the Investment Funds’ offering documents, due diligence materials and other available information regarding the Investment Managers, and may conduct interviews and substantial other due diligence with senior personnel of Investment Managers. The identity and number of Investment Managers is likely to change over time.

The Adviser monitors the Investment Managers and their performance on an ongoing basis, and communicates regularly with the Investment Managers about their investment strategies, policies, philosophies and risk management practices, as well as general market trends. In addition, the Adviser participates on periodic conference calls with, and conducts onsite visits of, Investment Managers where appropriate. These interactions facilitate ongoing portfolio analyses and may help to identify potential issues, such as loss of key team members or proposed changes in constituent documents. It also provides ongoing due diligence feedback, as additional investments are considered.

In an effort to optimize the Fund’s investment program, the Adviser may allocate a portion of the Fund’s assets to Investment Funds and Investment Managers that are newly organized-and, therefore, that lack historical track records or have limited operating histories-but, in the Adviser’s judgment, offer exceptional potential.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s or the Investment Managers’ investment objectives will be achieved or that their investment programs will be successful. Prospective investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.

PRINCIPAL RISK FACTORS

General Risks

Investment Risk. All investments risk the loss of capital. The value of the Fund’s total net assets is expected to fluctuate. To the extent that the Fund’s portfolio (which, for this purpose, means the aggregate securities positions held by the Investment Managers) is concentrated in issuers in a single sector, the risk of any investment decision is increased. While the Adviser believes that the Fund’s investment program will moderate this risk to some degree through multiple Investment Managers, no guarantee or representation is made that the Fund’s investment program will be diversified or successful.

An investment in the Fund involves a high degree of risk, including the risk that the investor’s entire investment may be lost. No assurance can be given that the Fund’s investment objective will be achieved. The Fund’s performance depends upon the Adviser’s selection of Investment Managers, the allocation of offering proceeds thereto and the performance of the Investment Funds. The Investment Managers’ investment activities involve the use of strategies and investment techniques with significant risk characteristics, including risks arising from national or international economic conditions, volatility in the global equity, currency, real estate and fixed-income markets, shifts in macro-economic fundamentals, the risks of short sales, the risks of leverage, the potential illiquidity of securities and derivative instruments, the risk of loss from counterparty defaults and the risk of borrowing to meet withdrawal requests, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund or the Investment Managers. No assurance can be given that: (i) the Investment Managers’ investment programs, strategies, decisions and activities will be successful; (ii) the Investment Managers will achieve their return expectations; (iii) the Investment Managers will achieve any return of capital invested; or (iv) investors will not suffer losses from an investment in the Fund. All investments made by the Investment Managers risk the loss of capital. The Investment Managers’ results may vary substantially over time.

Market Disruption and Geopolitical Risk. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the Fund’s and the Investment Funds’ investments. In addition, turbulence in financial markets and reduced market liquidity may negatively affect Investment Managers, Investment Funds and issuers, which could adversely affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments were to adversely interrupt the global supply chain, which could affect companies worldwide.

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The Adviser’s business activities, as well as the activities of the Fund and its operations and investments, could be materially adversely affected by outbreaks of disease, epidemics and public health issues, which can exacerbate pre-existing political, social and economic risks in certain countries or regions and trigger a prolonged period of global economic slowdown. A recent example includes pandemic risks related to COVID-19—notably, the significant negative impact of COVID-19 on economic and market conditions and global supply chains, and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. Although the long-term effects of COVID-19 (and the actions and measures taken worldwide by governments and businesses) cannot currently be predicted, previous occurrences of other epidemics, pandemics and outbreaks of disease had material adverse effects on the economies, equity markets and operations of those jurisdictions in which they were most prevalent. To the extent the Fund’s or the Investment Funds’ investments are overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

As of the date hereof, the Biden administration has called for significant changes to U.S. fiscal, tax, trade, healthcare, energy, immigration, foreign and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. In addition, recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and geopolitical risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, tax rates, inflation, energy costs, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Biden administration implements additional changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, the U.S. regulatory environment, corporate taxes, inflation, healthcare, unemployment and immigration, among other areas. Until any additional policy changes are finalized, it cannot be known whether the Fund and its investments or future investments may be positively or negatively affected, or the impact of continuing uncertainty.

An investment in the Fund is subject to the risk that one of the banks, brokers, lenders or other custodians (each, a “Financial Institution”) of some or all of the Fund’s assets fails to timely perform its obligations or experiences insolvency, closure, receivership or other financial distress or difficulty (each, a “Distress Event”). Distress Events can be caused by factors including eroding market sentiment, significant withdrawals, fraud, malfeasance, poor performance or accounting irregularities. If a Financial Institution experiences a Distress Event, the Adviser, the Subadvisers, the Investment Managers or the Fund may not be able to access deposits, borrowing facilities or other services, either permanently or for an extended period of time. Although assets held by regulated Financial Institutions in the United States frequently are insured up to stated balance amounts by organizations such as the Federal Deposit Insurance Corporation (FDIC), in the case of banks, and the Securities Investor Protection Corporation (SIPC), in the case of certain broker-dealers, amounts in excess of the relevant insurance are subject to risk of total loss, and any non-U.S. Financial Institutions that are not subject to similar regimes pose increased risk of loss. While in recent years governmental intervention has often resulted in additional protections for depositors and counterparties during Distress Events, there can be no assurance that such intervention will occur in a future Distress Event or that any such intervention undertaken will be successful or avoid the risks of loss, substantial delays or negative impact on banking or brokerage conditions or markets.

Any Distress Event has a potentially adverse effect on the ability of the Adviser or Subadvisers to manage the Fund and its investments, and on the ability of the Adviser, the Subadvisers, the Investment Managers or the Fund to maintain operations, which in each case could result in significant losses and in unconsummated investment acquisitions and dispositions. Such losses could include: a loss of funds; the inability of the Fund to acquire or dispose of investments, or acquire or dispose of such investments at prices that the Adviser, Subadvisers or Investment Managers believes reflect the fair value of such investments. If a Distress Event leads to a loss of access to a Financial Institution’s services, it is also possible that the Fund will incur additional expenses or delays in putting in place alternative arrangements or that such alternative arrangements will be less favorable than those formerly in place (with respect to economic terms, service levels, access to capital, or otherwise). To the extent the Adviser, Subadvisers or Investment Managers are able to exercise contractual remedies under agreements with Financial Institutions in the event of a Distress Event, there can be no assurance that such remedies will be successful or avoid losses, delays or other impacts. The Fund is subject to similar risks if a Financial Institution utilized by investors in the Fund or by suppliers, vendors, service providers or other counterparties of the Fund becomes subject to a Distress Event, which could have a material adverse effect on the Fund.

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Many Financial Institutions require, as a condition to using their services (including lending services), that the Adviser, Subadvisers, Investment Managers and/or the Fund maintain all or a set amount or percentage of their respective accounts or assets with the Financial Institution, which heightens the risks associated with a Distress Event with respect to such Financial Institutions. The Adviser, Subadvisers and Investment Managers are under no obligation to use a minimum number of Financial Institutions with respect to the Fund or to maintain account balances at or below the relevant insured amounts.

Further, Distress Events such as the current turmoil of the U.S. banking system raise fears of broader financial contagion, and it is not certain what impact this will have on financial markets. Any deterioration of the global financial markets (particularly the U.S. debt markets), any possible future failures of certain financial services companies and a significant rise in market perception of counterparty default risk, interest rates or taxes will likely significantly reduce investor demand and liquidity for investment grade, high-yield and senior bank debt, which in turn is likely to lead some investment banks and other lenders to be unwilling or significantly less willing to finance new investments or to offer less favorable terms. The tightening of availability of credit to businesses generally could lead to an overall weakening of the U.S. and global economies, which in turn is likely to adversely affect the ability of the Fund to sell or liquidate investments at favorable times or at favorable prices or otherwise have an adverse effect on the business and operations of the Fund. In addition, valuations of the Fund’s investments are subject to heightened uncertainty as the result of market volatility and disruption. To the extent the Fund is unable to obtain favorable financing terms for its portfolio investments or sell investments on favorable terms, the Fund’s ability to generate attractive investment returns is expected to be adversely affected.

In June 2016, voters within the United Kingdom (the “UK”) participated in a national referendum and voted in favor of leaving the European Union (the “EU”), an event widely referred to as “Brexit”. Formal notification to the European Council required under Article 50 of the Treaty of Lisbon was made on March 29, 2017, following which the terms of exit were negotiated. Pursuant to an agreement between the UK and the EU, the UK left the EU on January 31, 2020. Following a transition period, the UK’s post-Brexit trade agreement with the EU passed into law in December 2020 and went into effect on January 1, 2021. Brexit is widely expected to have consequences that are both profound and uncertain for the economic and political future of the UK and the EU, and those consequences include significant legal and business uncertainties. Due to the recent occurrence of these events, the full scope and nature of the potential political, regulatory, economic and market consequences are not known at this time and are unlikely to be known for a significant period of time; however, they could be significant, potentially resulting in a period of instability and market volatility. It is not possible to ascertain the precise impact these events may have on the Fund from an economic, financial, tax or regulatory perspective, but any such impact could have material consequences for the Fund, regardless as to whether the Fund were to invest in securities of issuers located in Europe or have significant exposure to European issuers or countries.

Russia’s large-scale invasion of Ukraine, and corresponding events since late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets. Following Russia’s actions, various governments, including the United States, issued broad-ranging economic sanctions against Russia, including, among other actions: (i) a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; (ii) the removal by certain countries and the EU of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic banking network that connects banks globally; and (iii) restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential for future sanctions, and other actions, including cyberattacks, espionage, purchasing and financing restrictions, tariffs, boycotts or changes in consumer or purchaser preferences, as well as Russia’s retaliatory responses, could have adverse consequences for the region, including significant, general negative economic impacts. Moreover, these events have had, and could continue to have, an adverse effect on global markets, thereby potentially negatively affecting the value of the Fund’s investments despite the fact that the Fund currently does not, and has no present intention to, invest in securities of issuers located in Russia or Ukraine. The extent and duration of ongoing hostilities, sanctions and future local, regional or global market disruptions cannot be predicted, but could be significant.

Investment Approach. The Investment Funds are not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund, as an investor in these Investment Funds, does not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. Although the Adviser periodically receives information from the Investment Funds regarding their investment performance and investment strategies, the Adviser may have little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, and such strategies may involve risks that are not anticipated by the Adviser. Investment Managers may change their investment strategies (i.e., may experience style drift) at any time. In addition, the Fund and the Adviser have no control over the Investment Funds’ investment management,

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brokerage, custodial arrangements or operations, and must rely on the experience and competency of each Investment Manager in these areas. The performance of the Fund depends on the success of the Adviser in selecting Investment Managers for investment by the Fund and the allocation and reallocation of Fund assets among Investment Managers.

In contrast to most registered investment companies, the Investment Funds typically do not maintain their securities and other assets in the custody of a bank. It is anticipated that the Investment Funds generally will maintain custody of their assets with brokerage firms that do not separately segregate such customer assets as required in the case of registered investment companies. If such brokerage firm became bankrupt, the Fund could be more adversely affected than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. In addition, an Investment Manager could convert assets committed to it by the Fund for its own use, or a custodian could convert assets committed to it by an Investment Manager for the custodian’s own use.

Investment Managers make investment decisions independently of each other so that, at any particular time, Investment Managers may buy, sell or hold similar positions at the same time. Alternatively, an Investment Manager may purchase shares in an issuer that at the same time are being sold by another Investment Manager; transactions of this sort could result in the Fund’s directly or indirectly incurring certain transaction costs without accomplishing any net investment result. Because the Fund may make additional investments in or withdraw from Investment Managers only at certain times due to restrictions imposed by the Investment Managers or the Investment Funds, the Fund may, from time to time, temporarily invest some of its assets in money market securities, money market funds, or other similar types of investments.

Investment Funds may permit or require that withdrawals or redemptions of interests be made in-kind, or in part in cash and in part in-kind. The Fund may receive securities that are illiquid or difficult to value upon its withdrawal of all or a portion of its interest in an Investment Fund. In such a case, the Adviser would seek to have the Fund dispose of these securities in a manner that is in the interest of the Fund. In addition, some Investment Funds may impose so-called “gates,” limiting the proportion of assets investors, including the Fund, may withdraw on any single withdrawal date. The purpose of “gate” provisions is to prevent a run on the Investment Fund, which could impair or cripple its operations, as a large number of withdrawals from the Investment Fund would force the Investment Manager to sell off a large number of positions. The Fund may otherwise not be able to withdraw from an Investment Fund except at specified times, thereby limiting the Adviser’s ability to withdraw assets from an Investment Fund that may have poor performance or for other reasons.

Dependence on Key Personnel. William C. Page currently serves as the Fund’s portfolio manager. There can be no assurance that Mr. Page will remain affiliated with the Adviser, or otherwise will continue to carry on his current duties, throughout the life of the Fund. In addition, the ability of the Investment Managers to meet their investment objectives may depend on their respective key personnel. There can be no assurance that such individuals will remain employed by their respective Investment Manager or otherwise continue to carry on their expected duties throughout the duration of the Fund’s investment in the Investment Manager.

Limited or No Operating History. Certain Investment Funds and Investment Managers may be newly organized and have limited or no operating histories upon which to evaluate their performance; the information the Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Investment Funds and Investment Managers will be limited. Moreover, even to the extent an Investment Fund or Investment Manager has a longer operating history, the past investment performance of any of the Fund’s investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such Investment Funds or Investment Managers may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the Investment Fund that is not, and cannot be, independently verified.

Available Information. The Adviser monitors the performance of Investment Managers, as well as other pertinent developments regarding the Investment Managers. The availability of certain information, however, may be limited due to the lack of transparency associated with certain Investment Managers, Investment Funds or strategies.

Unspecified Investments; Dependence on the Adviser. The Fund and, accordingly, investors must rely upon the ability of the Adviser to identify and implement investments consistent with the Fund’s investment objective. Investors will not receive or otherwise be privy to due diligence or risk information prepared by or for the Adviser. The Adviser has the authority and responsibility for asset allocation, the selection of the Fund’s investments and all other investment decisions of the Fund. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund. Investors have no right or power to participate in the management or control of the Fund, or the terms of any such investments. There can be no assurance that the Adviser will be able to select or implement successful

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strategies or that the Fund will be able to achieve its investment objective. The Fund is organized to provide investors with an investment program across Investment Managers that employ long-biased equity-strategies, and not an indirect way for investors to gain access to any particular Investment Manager or Investment Fund.

Limitations on Transferability; Shares Not Listed; No Market for Shares. The transferability of Shares is subject to certain restrictions contained in the Fund’s Limited Liability Company Agreement, as amended and restated from time to time (the “LLC Agreement”), and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any securities exchange or any public or other market. No market currently exists for Shares, and it is not anticipated that a market will develop. Although the Adviser and the Fund expect to recommend to the Board that the Fund offer to repurchase Shares from investors on a quarterly basis, and that each repurchase offer will apply to a predetermined percentage of the net assets of the Fund, no assurances can be given that the Fund will do so. Consequently, Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Closed-End Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company designed for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. Shares are not traded on any securities exchange or other market and are subject to substantial restrictions on transferability. Although the Fund may offer to repurchase Shares from time to time, an investor may not be able to redeem its Shares for a substantial period of time.

Legal and Regulatory Risks. Legal and regulatory changes that could occur during the life of the Fund may substantially affect private funds and such changes may adversely impact the performance of the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds has undergone substantial change in recent years and such change may continue. Greater regulatory scrutiny may increase the Fund’s and the Adviser’s exposure to potential liabilities. Increased regulatory oversight also can impose administrative burdens and costs on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

Substantial Fees and Expenses. An investor in the Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that are substantially higher than those imposed by the Fund, could invest directly in the Investment Funds. An investor in the Fund pays a pro rata portion of (i) the unitary management fee paid in consideration of the advisory services provided to the Fund by the Adviser, computed and payable monthly in arrears, at an annual rate of 0.80% of the Fund’s net asset value, (ii) the fee paid in consideration of the subadvisory services provided to the Fund by the Subadvisers, calculated based on the net asset value of the respective allocated portion of the Fund’s assets, to each Subadviser and (iii) other expenses of the Fund. In addition, by investing in the Investment Funds through the Fund, an investor in the Fund also indirectly bears a portion of the asset-based fees, incentive fees or allocations, if applicable, and other expenses borne by the Fund as an investor in the Investment Funds. Each Investment Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally. As a result, an Investment Fund with positive performance may receive compensation from the Fund, even if the Fund’s overall returns are negative. As of the date hereof, none of the Investment Funds that the Fund invests in charge incentive fees or allocations based on the Investment Funds’ performance.

Certain Investment Managers may pass through certain operating expenses and costs to its Investment Funds, which may be significant. The operating expenses of an Investment Fund may include, but are not limited to: organizational and offering expenses; the cost of investments (such as broker-dealer expenses, exchange and clearing fees, interest expense and other charges for transactions); the cost of leverage and other borrowing charges; margin payments and fees; administrative, legal and internal and external accounting fees; other limited third-party diligence-related expenses, such as background checks; and extraordinary or non-recurring expenses (such as litigation or indemnification expenses). It is difficult to predict the future expenses of the Fund.

Investments in Non-Voting Stock; Inability to Vote. The Fund intends to hold its interests in the Investment Funds in non-voting form in order to avoid becoming (i) an “affiliated person” of any Investment Fund within the meaning of the 1940 Act and (ii) subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. Where only voting securities are available for purchase, the Fund generally will seek to create by contract the same result as owning a non-voting security by agreeing to relinquish the right to vote in respect of its investment. The Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Fund contractually foregoes the right to vote Investment Fund securities, the Fund will not be able to vote on matters that may be adverse to the Fund’s interests. As a result, the Fund’s influence

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on an Investment Fund could be diminished, which may consequently adversely affect the Fund and its investors. The waiver arrangement should benefit the Fund, as it will enable the Fund to acquire more interests of an Investment Fund that the Adviser believes is desirable than the Fund would be able to if it were deemed to be an “affiliate” of the Investment Fund within the meaning of the 1940 Act.

Non-Diversified Status. The Fund is a “non-diversified” management investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations.

Dilution from Subsequent Offering of Shares. The Fund may accept additional purchases of Shares as of the first business day of each calendar month. Additional purchases will dilute the indirect interests of existing investors in the Investment Funds.

Small- and Medium-Capitalization Companies. Some Investment Managers may invest a portion of their assets in the securities of companies with small- to medium-sized market capitalizations. While such securities may provide significant potential for appreciation, the securities of certain companies, particularly smaller-capitalization companies, may involve higher risks than do investments in securities of larger companies. For example, prices of small-capitalization and even medium-capitalization securities are often more volatile than prices of large-capitalization securities, as they typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects, and the risk of bankruptcy or insolvency is higher than for larger, “blue-chip” companies. In addition, an investment in some small-capitalization companies may be relatively illiquid due to thin trading in their securities.

Geographic Concentration Risks. An Investment Manager may concentrate its investments in specific geographic regions. This focus may constrain the liquidity and the number of issues available for investment by an Investment Manager. In addition, the investments of such an Investment Manager will be disproportionately exposed to the risks associated with the region of concentration.

Currency Risk. Investment Managers may make direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments, therefore, may be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund investments are denominated against the U.S. dollar will result in a decrease in the Fund’s net asset value. The Adviser generally will not hedge the value of investments made by the Fund against currency fluctuations. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Investment Managers May Concentrate or Invest Significantly in Volatile Sectors and Markets. One or more Investment Managers, from time to time, may invest a substantial portion of assets in an industry sector, or in only a limited number of issuers. As a result, the Fund’s portfolio may be subject to greater risk and volatility than if investments had been made in a broader range of issuers. In addition, an Investment Manager’s emphasis in a particular sector or issuer may be especially volatile. To the extent that an Investment Manager concentrates its investments in a single industry, in a limited number of issuers or in securities of only a single issuer, the risk of any investment decision is increased.

Valuation of the Fund’s Investments in Investment Funds. The 1940 Act provides that securities for which market quotations are “readily available” must be valued at market value, and all other securities and other assets must be valued at “fair value” in accordance with requirements under the 1940 Act. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as its “valuation designee” (as defined in Rule 2a-5) to determine fair value in good faith for all Fund investments for which market quotations are not readily available and to carry out all of the functions required by Rule 2a-5, subject to oversight by the Board and the other requirements of Rule 2a-5, in accordance with the procedures pursuant to which the Fund values its investments (the “Valuation Procedures”).

The valuation of the Fund’s investments in Investment Funds ordinarily is determined based upon valuations determined by the Investment Managers. The Investment Funds may invest in certain securities and other financial instruments that do not have readily ascertainable market prices, and will be valued by the respective Investment Manager. In this regard, an Investment Manager may face a conflict of interest in valuing the securities, as their value may affect the Investment Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Investment Fund, the accuracy of the valuations provided by the Investment Funds, that the Investment Funds will comply with their own internal policies or procedures for keeping records or

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making valuations, or that the Investment Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts.

An Investment Manager’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time, if ever. Even if the Adviser elects to cause the Fund to sell, withdraw or redeem its interests in such an Investment Fund, the Fund may be unable to sell, withdraw or redeem such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Investment Fund’s valuations of such interests could remain subject to such fraud or error, and the committee established by the Adviser to oversee the valuation of the Fund’s investments pursuant to the Valuation Procedures may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Investors should be aware that situations involving uncertainties as to the valuations by Investment Funds could have a material adverse effect on the Fund if the Investment Manager’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.

Valuations Subject to Adjustment. The valuations reported by the Investment Funds based upon which the Fund determines its month-end net asset value and the net asset value of the Shares may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Investment Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by investors who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by investors under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the Investment Funds or revisions to the net asset value of an Investment Fund adversely affect the Fund’s net asset value, the value of the outstanding Shares may be adversely affected by prior repurchases to the benefit of investors who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of investors who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New investors may be affected in a similar way.

Indemnification of Investment Funds, Investment Managers and Others. The Fund may agree to indemnify certain of the Investment Managers, Investment Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Investment Funds and Fund assets. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected.

Investment Strategy-Related Risks

The principal risks of the Fund’s identified investment strategy (which will be employed directly or indirectly through the Investment Managers) are set forth below. Depending on economic and market conditions, or allocations to other Investment Managers or Investment Funds, however, other risks may be present.

Equity Securities. An Investment Fund’s and the Fund’s portfolio may include positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Investment Managers may focus on investments within specific sectors, countries and/or regions. Investment Managers also may invest in depositary receipts or shares relating to non-U.S. securities. Equity securities fluctuate in value in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Investment Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies. Investment Managers may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

Investment Managers’ investments in equity securities may include securities that are listed on securities exchanges, as well as unlisted securities that are traded over-the-counter (“OTC”). Equity securities of companies traded OTC may not be traded in the volumes typically found on a national securities exchange. Consequently, an Investment Manager may be required to dispose of such securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of listed companies.

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Investment Program and Principal Risk Factors (Unaudited) (continued)
March 31, 2023

Cash, Cash Equivalents, Investment Grade Bonds, Money Market Instruments. The Fund and Investment Managers may invest some or all of their respective assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser and Investment Managers deem appropriate under the circumstances, including in response to adverse market, economic or political conditions or for temporary defensive purposes. In addition, the Fund may invest in these instruments pending the investment of assets with Investment Managers or in Investment Funds, or to maintain the liquidity necessary to effect repurchases of Shares or meet expenses. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

These investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose credit risks that result in issuer default.

Non-U.S. Investments. Investment Managers may invest a portion of their capital outside the U.S. in non-dollar-denominated securities, including in securities issued by foreign (non-U.S.) companies, including other funds, or governments of foreign countries. Investment Managers also may invest in depositary receipts, such as American Depositary Receipts (ADRs). Non-U.S. securities in which an Investment Manager invests may be listed on non-U.S. securities exchanges, traded in non-U.S. over-the-counter markets, or purchased in private placements and not be publicly traded. These investments involve special risks not usually associated with investing in securities of U.S. companies or U.S. federal, state or local governments.

The securities markets of foreign countries generally are less regulated than U.S. securities markets. Some foreign securities markets have a higher potential for price volatility and relative illiquidity compared to the U.S. securities markets. In addition, because there is less publicly available information about foreign companies, and because many non-U.S. entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those of U.S. companies, it may be difficult to analyze and compare such foreign company’s performance.

Although certain Investment Managers may invest portions of their assets in non-U.S. equity or fixed-income instruments or in instruments denominated in non-U.S. currencies, the Investment Managers may value their securities and other assets in U.S. dollars. The Investment Managers may or may not seek to hedge all or any portion of their foreign currency exposure.

Following is a discussion of some of the more significant risks generally associated with investing in non-U.S. securities:

Non-U.S. Currencies. Certain Investment Managers may invest their capital outside the U.S. These investments involve special risks not usually associated with investing in securities of U.S. companies. Because some Investment Managers may temporarily hold funds in bank deposits in foreign currencies during the completion of its investment program, such Investment Managers may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur transaction costs in connection with conversions between various currencies. Investment Managers may, but are not required to, hedge their exposure to fluctuations in the non-U.S. currency exchange rates. The Investment Managers may seek to hedge currency risks by investing in currencies, currency futures contracts and options on currency futures contracts, forward currency exchange contracts, swaps, swaptions or any combination thereof (whether or not exchange traded), but there can be no assurance that these strategies will be effective, and such techniques entail costs and additional risks. If an Investment Manager enters into hedging transactions, it may not participate fully in any currency gains that would otherwise be attributable to any appreciation of the foreign currencies. To the extent unhedged, the value of an Investment Manager’s assets will fluctuate with U.S. dollar exchange rates, as well as the price changes of the Investment Manager’s investments in the various local markets and currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. An increase in the value of the U.S. dollar compared to the other currencies in which an Investment Manager makes its investments will reduce the effect of increases, and magnify the effect of decreases, in the prices of the Investment Manager’s securities in their local markets. The Investment Managers could realize a net loss on an investment, even if there were a gain on the underlying investment before currency losses were taken into account.

Characteristics of Non-U.S. Securities Markets. Some Investment Managers may buy and sell securities on the principal stock exchange or over-the-counter market of foreign countries. Many foreign stock markets are not as developed or efficient as those in the U.S., and they may be more volatile. Generally, there is less government supervision and regulation of non-U.S. exchanges, brokers and listed companies than in the U.S. Furthermore, trading volumes in non-U.S. markets are usually lower than in U.S. markets, resulting in reduced liquidity and potentially rapid and erratic price fluctuations. Commissions for

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Investment Program and Principal Risk Factors (Unaudited) (continued)
March 31, 2023

trades on foreign stock exchanges and custody expenses generally are higher than those in the U.S. Settlement practices for transactions in foreign markets may involve delays beyond periods customary in the United States, possibly requiring an Investment Manager to borrow funds or securities to satisfy its obligations arising out of other transactions. In addition, there could be more “failed settlements,” which can result in losses.

Less Company Information and Regulation. Generally, there is less publicly available information about foreign companies than about U.S. companies. This may make it more difficult for an Investment Manager to stay informed of corporate action that may affect the price of a particular security. Further, many foreign countries lack uniform accounting, auditing and financial reporting standards, practices and requirements. These factors can make it difficult to analyze and compare the performance of non-U.S. companies.

Political and Economic Instability. Because of volatile internal political environments, less stable monetary systems and/or external political risks, among other factors, many non-U.S. economies are less stable than the U.S. economy. Some foreign governments participate in their economies through ownership or regulation in ways that can have a significant effect on the prices of securities. Some economies depend heavily on international trade and can be adversely affected by trade barriers or changes in the economic conditions of their trading partners. In addition, some countries face the risk of expropriation or confiscatory taxation, political, economic or social instability, limitation on the removal of funds or other assets or the repatriation of profits, restrictions on investment opportunities, the imposition of trading controls, withholding or other taxes on interest, capital gain or other income, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could adversely affect an Investment Manager’s investments in those countries. It also may be difficult for the Fund to obtain or enforce a judgment in a non-U.S. jurisdiction.

Withholding Taxes. Realized income and gains may be subject to withholding and other taxes, which would reduce net proceeds.

Foreign Exchange. Investment Managers may engage in foreign-exchange transactions in the spot and, to a limited degree, forward markets. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price that is fixed at the time the contract is entered into. In addition, an Investment Manager may maintain short positions in forward currency exchange transactions, in which the Investment Manager agrees to exchange a specified amount of a currency it does not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the value of the currency the Investment Manager agreed to purchase. A forward currency exchange contract offers less protection against defaults by the counterparty than exchange-traded currency futures contracts. Forward currency exchange contracts also are highly leveraged. An Investment Manager also may purchase and sell put and call options on currencies and currency futures contracts and options on currency futures contracts.

Purchasing Initial Public Offerings. Investment Managers may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks are associated with these securities, including lack of a trading history, lack of knowledge about the issuer and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies, and this volatility can affect the value of the Fund’s assets allocated to the Investment Managers that invest in these shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Manager to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings may be involved in relatively new industries or businesses, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or close to achieving revenues or operating income. In addition, an investment in an initial public offering may have a disproportionate impact on the performance of an Investment Manager that does not yet have a substantial amount of assets. This impact on an Investment Manager’s performance may decrease as its assets increase.

Investing in the Fund involves risks other than those associated with investments made by the Investment Managers. Some of these risks are described below:

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities is subject to market conditions, and also may be affected by the prevailing regulatory or political climate and Investment Manager capacity. Investment Funds may close to new investors or investment from time to time, and certain Investment Managers may experience capacity constraints. If an Investment Fund, a class of an Investment Fund or an Investment Manager closes, the Fund may allocate its capital to a different Investment Fund or Investment Manager, or

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Investment Program and Principal Risk Factors (Unaudited) (continued)
March 31, 2023

invest in a different class of the Investment Fund; however, certain terms (e.g., liquidity or fees) may be less advantageous. No assurance can be made that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Other investment vehicles sponsored, managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Fund may be seeking. The Adviser will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles. Similarly, identifying attractive investment opportunities is difficult and involves a high degree of uncertainty. Even if an Investment Manager identifies an attractive investment opportunity, the Investment Manager may not be permitted to take advantage of the opportunity to the fullest extent desired.

Changes in Investment Strategies. The investment strategies of one or more Investment Managers may be modified and any such Investment Managers may begin utilizing additional investment strategies without prior approval or notice if the Investment Managers determine that any such modification or addition is in the best interests of its clients. Any such modification or addition could result in exposure of the Fund’s assets to additional risks, which could be substantial.

Potential Significant Effect of the Performance of a Limited Number of Investments or Strategies. The Fund may make investments in a limited number of Investment Managers and Investment Funds, which in turn may make a limited number of underlying investments. In either instance, these limited numbers of investments may have a significant effect on the performance of the Fund. In addition, the Fund may invest a substantial portion of its assets in Investment Managers and Investment Funds that follow a particular investment strategy. In such event, the Fund would be exposed to the risks associated with that strategy to a greater extent than it would if the Fund’s assets were invested more broadly among Investment Managers and Investment Funds pursuing various investment strategies.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be proportionate to the risk of investment in the Fund. Prospective investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment.

Inside Information. From time to time, the Fund or an Investment Manager or their respective affiliates may come into possession of material, non-public information concerning an entity or issuer in which the Fund or an Investment Manager has invested or may invest. The possession of such information may limit the Fund’s or the Investment Manager’s ability to buy or sell securities of the issuer.

Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Fund and any interest in the Investment Funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of Investors Based on Certain Detrimental Effects. The Fund may, at any time, involuntarily repurchase Shares held by an investor or other person acquiring Shares from or through an investor, in accordance with the LLC Agreement and Section 23 of the 1940 Act and any applicable rules thereunder, if: (i) the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the investor; (ii) the investor or other person is not an Eligible Investor; (iii) ownership of the Shares by the investor or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iv) continued ownership of the Shares by the investor or other person may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any investor to an undue risk of adverse tax or other consequences or restrictions; (v) any of the representations and warranties made by the investor or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true; (vi) the investor is likely to be subject to additional regulatory or compliance requirements under special laws or regulations by virtue of continuing to hold the Shares; (vii) the investment balance of the investor, if not a Fund officer, Independent Director or employee of the Adviser, falls below $25,000; or (viii) the Board determines that it would be in the best interests of the Fund. These provisions may, in effect, deprive an investor in the Fund of an opportunity for a return that might be received by other investors.

Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund has elected to be treated, and intends to operate in a manner so as to continuously qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. If the Fund fails to qualify as

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Investment Program and Principal Risk Factors (Unaudited) (continued)
March 31, 2023

a RIC it will become subject to corporate-level income tax, and the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distributions to investors, the amount of distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and the investors.

Each of the aforementioned ongoing requirements for qualification of the Fund as a RIC requires that the Adviser obtain information from or about the Investment Managers and Investment Funds. However, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest or the amount that may be invested in certain Investment Funds. Furthermore, although the Fund expects to receive information from each Investment Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If, before the end of any quarter of its taxable year, the Fund believes that it may fail the RIC asset diversification tests, the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult to pursue. While relevant tax provisions afford a RIC a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a sale of an Investment Fund may limit the Fund’s use of this cure period. In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions, but the Fund may be subject to a penalty tax in connection with its use of those savings provisions. If the Fund fails to satisfy the Diversification Tests or other RIC requirements, the Fund may fail to qualify as a RIC under the Code. If the Fund fails to qualify as a RIC, it would become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes) and distributions to the investors generally would be treated as corporate dividends. In addition, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the Investment Managers and Investment Funds. If the Fund does not receive sufficient information from an Investment Manager or Investment Fund, it risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income. The Fund may, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of its current and accumulated earnings and profits for the relevant period (i.e., a return of capital).

In addition, the Fund may directly or indirectly invest in Investment Funds located outside the United States. Such Investment Funds may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments. In general, a U.S. person will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund. Further, adverse United States tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments and potential adverse tax consequences associated with investments in certain foreign corporations.

Under the Fund’s dividend reinvestment plan (“DRIP”), an investor’s dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Shares of the Fund unless the investor “opts out.” If an investor participates in the DRIP, that investor will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in Shares of the Fund to the extent the amount reinvested was not a tax-free return of capital. As a result, an investor may have to use funds from other sources to pay U.S. federal income tax liability on the value of the Shares received. Even if an investor does not participate in the DRIP, the Fund will have the ability to declare a large portion of a dividend in Shares instead of in cash, for example, to satisfy the annual RIC distribution requirement. As long as a portion of this dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, an investor generally would be subject to tax on 100% of the fair market value of the dividend on the date the dividend is received by the investor in the same manner as a cash dividend, even though most of the dividend was paid in Shares.

The Fund may retain some income and capital gains in the future, including for purposes of providing the Fund with additional liquidity, which amounts would be subject to the 4% U.S. federal excise tax. In that event, the Fund will be liable for the tax on the amount by which the Fund does not meet the foregoing distribution requirement.

Cybersecurity Risk. The Fund and its service providers, as well as the Investment Managers, Investment Funds and their service providers, are susceptible to operational and information security and related risks of cybersecurity incidents. In general, cyber-incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of- service attacks

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Investment Program and Principal Risk Factors (Unaudited) (continued)
March 31, 2023

on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser, Administrator, the Fund’s custodian or other service providers have the ability to cause: (i) disruptions and impact business operations, potentially resulting in financial losses; (ii) interference with the Fund’s ability to calculate its net asset value; (iii) the inability of investors to transact business with the Fund; (iv) violations of applicable privacy, data security or other laws; (v) regulatory fines and penalties; (vi) reputational damage; (vii) reimbursement or other compensation or remediation costs; (viii) legal fees; or (ix) additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting Investment Funds, Investment Managers, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed that are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management system or business continuity plan, including the possibility that certain risks have not been identified.

RECENT CHANGES

The following information in this annual report is a summary of certain changes since March 31, 2022. This information may not reflect all of the changes that have occurred since you subscribed to the Fund.

During the most recent fiscal year, there have been no material changes to (i) the Fund’s investment objective and policies that have not been approved by investors, (ii) principal risk factors associated with investment in the Fund, (iii) the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio or (iv) the Fund’s organizational agreements that would delay or prevent a change of control of the Fund that have not been approved by investors, except that the Fund has updated its (a) market disruption and geopolitical risk factor, (b) legal and regulatory risk factor and (c) valuation of the Fund’s investments in Investment Funds risk factor.

BBR ALO Fund, LLC

Special Investor Meeting Results (Unaudited)
March 31, 2023

Special Investor Meeting Results

The Fund held a Special Meeting of Investors on December 15, 2022 to consider the proposals set forth below (the “Special Meeting”). As of the close of business on November 18, 2022, the record date for the Special Meeting, the Fund had 109,510,546.160 shares of limited liability company interests outstanding. At the Special Meeting, a quorum was present in person or by proxy, and the Fund’s shares were voted on the proposals presented to investors as set forth below. Each proposal received sufficient votes and was approved.

Proposal 1: To elect Kent A. Clark as a Director of the Fund:*

For	Withheld
64,645,357	197,781

Proposal 2: To approve a proposed Subadvisory Agreement among the Fund, the Adviser and Summit Street:

For	Against	Abstain
64,460,275	69,081	313,782

Proposal 3: To approve a proposed Subadvisory Agreement among the Fund, the Adviser and Maren:

For	Against	Abstain
64,460,275	69,081	313,782

*	Mr. Clark passed away on January 27, 2023.

BBR ALO Fund, LLC

Approval of New Subadvisory Agreements (Unaudited)

Approval of New Subadvisory Agreements

The Board of Directors (the “Board”) of BBR ALO Fund, LLC (the “Fund”), including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Directors”), considered the approval of (i) a subadvisory agreement among the Fund, BBR Partners, LLC (the “Adviser”) and Summit Street Capital Management, LLC (“Summit Street”) and (ii) a subadvisory agreement among the Fund, the Adviser and Maren Capital LLC (together with Summit Street, the “Proposed Subadvisers”) (each, a “Proposed Subadvisory Agreement” and together, the “Proposed Subadvisory Agreements”) at a meeting held on November 7, 2022.

In determining whether to approve the Proposed Subadvisory Agreements, the Board, including the Independent Directors, reviewed and discussed with management materials furnished by each Proposed Subadviser in response to formal requests for information relevant to the Board’s deliberations, including: information regarding the Proposed Subadvisers, their personnel, operations and financial conditions and the services they proposed to provide to the Fund; and comparative fee and performance information. The Independent Directors also met in an executive session, during which they had the opportunity to discuss with counsel the approval of the Proposed Subadvisory Agreements and the duties and responsibilities of board members in connection with considering the approval of subadvisory agreements.

In considering the approval of the Proposed Subadvisory Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

(i) The nature, extent and quality of services to be provided by the Proposed Subadvisers: The Board reviewed the services that the Proposed Subadvisers would provide to the Fund, including generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board also discussed the amount of time the Proposed Subadvisers would dedicate to the Fund and the type of transactions that would be effected on behalf of the Fund. The Board also considered the Proposed Subadvisers’ investment philosophies and investment processes with respect to, and the investment outlook for, the Fund. In addition, the Board considered the education, background and experience of the Proposed Subadvisers’ advisory and other personnel proposing to provide services to the Fund. The Board then considered certain administrative services to be provided by the Proposed Subadvisers to the Fund, including general administrative and compliance services and assistance in meeting certain legal and regulatory requirements. The Board acknowledged the Proposed Subadvisers’ engagement of skilled investment professionals, research analysts and administrative, legal and compliance staff members to seek to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. Accordingly, the Board concluded that the quality and scope of services to be offered by the Proposed Subadvisers to the Fund was appropriate and supported approval of the Proposed Subadvisory Agreements.

(ii) Investment performance of the Proposed Subadvisers: Because the Proposed Subadvisers had not yet commenced providing subadvisory services to the Fund, the Board recognized the limitations regarding its ability to evaluate the investment performance of the Proposed Subadvisers in managing a portion of the Fund’s assets. The Board, however, reviewed the Proposed Subadvisers’ historical performance record in managing separately managed accounts and private investment funds that have investment objectives similar to that of the Fund and investment mandates and strategies similar to those to be employed by the Proposed Subadvisers. The Board also discussed with representatives of the Adviser the investment strategies to be employed by the Proposed Subadvisers in the management of their portions of the Fund’s assets. The Board noted the Proposed Subadvisers’ reputations and experience with respect to the proposed investment strategies to be employed as respects the portion of the Fund’s assets to be allocated to each Proposed Subadviser, the portfolio managers’ experience with such investment strategies and the Adviser’s experience and reputation in selecting, evaluating and overseeing the Fund’s then-current subadvisers. Based on its consideration and review of the foregoing information, the Board concluded that these factors supported a decision to approve the Proposed Subadvisory Agreements.

(iii) Fees to be paid to the Proposed Subadvisers: The Board reviewed the fees to be paid by the Fund to the Proposed Subadvisers, and compared the fees to those being charged by the Proposed Subadvisers to other funds and accounts managed by the Proposed Subadvisers that are comparable to the portion of the Fund’s assets to be managed by the Proposed Subadvisers in terms of investment strategies and policies and other relevant criteria. The Board noted that the fee rates to be paid by the Fund to each Proposed Subadviser were less than or equal to the standard fee rates charged by each Proposed Subadviser to similar clients. The Board determined that the fees to be paid under the Proposed Subadvisory Agreements did not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining.

BBR ALO Fund, LLC

Approval of New Subadvisory Agreements (Unaudited) (continued)

(iv) The costs of the services to be provided and the profits to be realized by the Proposed Subadvisers and their affiliates from the relationship with the Fund: The Board considered the fees to be paid to the Proposed Subadvisers, the competitiveness of those fees, which had been negotiated at arm’s length between the Adviser and each Proposed Subadviser, and the level of services to be provided by the Proposed Subadvisers. The Board considered the fact that, since the Proposed Subadvisers had not yet commenced providing subadvisory services to the Fund, the Proposed Subadvisers were not yet able to provide the Board with specific information concerning the cost of services to be provided to the Fund and the expected profits to be realized by the Proposed Subadvisers. The Board determined to revisit this issue no later than when it next reviewed the Proposed Subadvisory Agreements following their initial terms.

(v) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board considered potential or anticipated economies of scale in relation to the services the Proposed Subadvisers would provide to the Fund. The Board noted that the Adviser had negotiated a competitive fee with Maren and breakpoints with Summit Street, which would be reached as the net asset value of the portion of the Fund’s assets allocated to Summit Street, together with all assets of the Adviser’s other clients for which Summit Street provides investment management services, increases, thereby reducing the fee rate payable by the Fund to Summit Street and benefitting the Fund’s investors. The Board concluded that the fees and breakpoints were appropriate at this time, and that it will have the opportunity to periodically re-examine whether any economies of scale were appropriately reflected in the fees paid by the Fund to the Proposed Subadvisers.

After considering all factors that it considered relevant, the Board, including a majority of the Independent Directors, approved the Proposed Subadvisory Agreements.

* * * * *

BBR ALO Fund, LLC

Approval of the Renewal of Advisory Agreements (Unaudited)

Approval of the Renewal of the Advisory Agreements

The Board, including the Independent Directors, considered the approval of the renewal of the (i) investment advisory agreement (the “Investment Advisory Agreement”) between the Fund and the Adviser and (ii) the subadvisory agreements (each, a “Subadvisory Agreement” and collectively with the Investment Advisory Agreement, the “Advisory Agreements”) among the Fund, the Adviser and each of Polen Capital Management, LLC and Quantum Capital Management, LLC (together, the “Subadvisers”) at a meeting held on March 30, 2023.

In determining whether to renew the Advisory Agreements, the Board, including the Independent Directors, reviewed and discussed with management materials furnished by the Adviser and each Subadviser in response to formal requests for information relevant to the Board’s deliberations, including: information regarding the Adviser and Subadvisers, their personnel, operations and financial conditions and the services they provide to the Fund; the Fund’s operations; comparative fee and performance information; and a summary financial analysis. The Independent Directors also met in an executive session, during which they had the opportunity to discuss with counsel the approval of the Advisory Agreements and the duties and responsibilities of board members in connection with considering the approval of advisory and subadvisory agreements.

In considering the renewal of the Advisory Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

(i) The nature, extent and quality of services provided by the Adviser and Subadvisers: The Board reviewed the services that Adviser and Subadvisers provide to the Fund, including generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board also discussed the amount of time the Adviser and Subadvisers dedicate to the Fund and the type of transactions that are effected on behalf of the Fund. The Board also considered the Adviser and Subadvisers’ investment philosophies and investment processes with respect to, and the investment outlook for, the Fund. In addition, the Board considered the education, background and experience of the Adviser and Subadvisers’ advisory and other personnel providing services to the Fund. The Board then considered the administrative services provided by the Adviser and Subadvisers to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Board acknowledged the Adviser and Subadvisers’ engagement of skilled investment professionals, research analysts and administrative, legal and compliance staff members to seek to ensure that a high level of quality in compliance and administrative services is provided to the Fund. Accordingly, the Board concluded that the quality and scope of services offered by the Adviser and Subadvisers to the Fund was appropriate and supported renewal of the Advisory Agreements.

(ii) Investment performance of the Fund and the Adviser and Subadvisers: The Board considered the investment performance of the Fund as compared to other investment companies that have investment objectives and strategies similar to those of the Fund and that are managed by third-party investment advisers (the “Third-Party Comparable Funds”), while recognizing that the Fund had commenced investment operations on May 1, 2020 and, therefore, had completed only two full calendar years of operations. The Board noted that the Fund’s performance was above the median of the Third-Party Comparable Funds in 2020 and 2021, and that, while the Fund’s performance was below the median in 2022, the Fund had outperformed two of the five Third-Party Comparable Funds. The Board noted the impact of market conditions and volatility in 2022 on the Fund and the Third-Party Comparable Funds.

(iii) Cost of the services provided and profits realized by the Adviser and from the relationship with the Fund: The Board considered an analysis of the Adviser’s costs in providing services to the Fund, as well as the profitability of the Adviser. The Board discussed the allocation of costs and expenses by the Adviser, and the methodology used to determine the Adviser’s profit. The Board concluded that the profits realized by the Adviser under the Investment Advisory Agreement were within a range the Board considered reasonable and appropriate.

The Board also considered the profitability to each Subadviser. The Board considered the fees paid to the Subadvisers, the competitiveness of the fees and the level of services provided by the Subadvisers. The Board concluded that the profits realized by each Subadviser under the respective Subadvisory Agreement were within a range the Board considered reasonable and appropriate.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board considered the material benefits from economies of scale that the Adviser might realize with respect to the Fund as the Fund increases in assets. The Board noted that the Adviser has negotiated reduced fees or breakpoints with the Subadvisers, and that the breakpoints are reached as the net asset value of the portion of the Fund’s assets allocated to a Subadviser, together with all assets of the Adviser’s other clients for which the Subadviser provides

BBR ALO Fund, LLC

Approval of the Renewal of Advisory Agreements (Unaudited) (continued)

investment management services, increases, thereby reducing the fee rate payable by the Fund to the Subadviser and benefitting shareholders. The Board concluded that the fees and breakpoints were appropriate at this time and that any economies of scale were appropriately reflected in the advisory and subadvisory fees paid by the Fund.

(v) Comparison of fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The Board reviewed the fees paid by the Fund, and compared the fees to those being charged to the Third-Party Comparable Funds and to those being charged by the Adviser and the Subadvisers to other clients. The Board noted the Fund’s unitary fee was below the median advisory fee of the Third-Party Comparable Funds, and that the Fund’s total expense ratio was below the median expense ratio of the Third-Party Comparable Funds. The Board also noted that the fee rates paid by the Fund to each Subadviser were less than or equal to the standard fee rates charged by each Subadviser to similar clients. The Board determined that the fees paid under the Advisory Agreements did not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining.

After considering all factors that it considered relevant, the Board, including a majority of the Independent Directors, approved the renewal of the Advisory Agreements.

BBR ALO Fund, LLC

Information Regarding the Fund’s Directors and Officers (Unaudited)
March 31, 2023

Information regarding the Directors and officers of the Fund, including their positions with the Fund, length of time served and principal occupations during the past five years, as well as the Directors’ other board memberships and affiliations during the past five years, is set forth below.

NAME, POSITION(S) WITH FUND, YEAR OF BIRTH AND ADDRESS[1]	TERM OF OFFICE AND LENGTH OF TIME SERVED[2]	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS/ TRUSTEESHIPS HELD BY DIRECTOR OUTSIDE FUND COMPLEX
INDEPENDENT DIRECTORS
Aaron F. Hood, Director (1972)	Term Indefinite- Since Inception	Finance Senior Fellow, United States Military Academy, West Point (since 2019); Executive Vice President and Chief Financial Officer, Summit Carbon Solutions (2021 to 2023); Interim Chief Financial Officer, Superior Silica Sands LLC (2021); Head/Co-Head of Asset Management (2016 - 2019), Perella Weinberg Partners	1	Superior Silica Sands LLC (since 2021); Director, Chaplain Camp Christian Charities (since 2015); Director, Toledo St. Francis de Sales High School (since 2009)
Steven M. Kass, Director (1960)	Term Indefinite- Since Inception	Managing Director and Management Consultant, Alignment Partners (since 2012); Steven M. Kass, EA (since 2018)	1	Director, Holocaust Museum and Tolerance Center of Nassau County (August 2017 to December 2022)

BBR ALO Fund, LLC

Information Regarding the Fund’s Directors and Officers (Unaudited) (continued)
March 31, 2023

NAME, POSITION(S) WITH FUND, YEAR OF BIRTH AND ADDRESS[1]	TERM OF OFFICE AND LENGTH OF TIME SERVED[2]	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS/ TRUSTEESHIPS HELD BY DIRECTOR OUTSIDE FUND COMPLEX
INTERESTED DIRECTOR
Michael W. Anson, Director, Chairman of the Board and Chief Compliance Officer[3] (1968)	Term Indefinite- Since Inception	Partner, Chief Administrative Officer and Chief Compliance Officer of BBR Partners, LLC (“BBR”) (since 2000); Member of BBR’s Operating, Investment and Compliance Committees	1	None
OFFICER(S) WHO ARE NOT DIRECTORS
Barry M. Klayman, Principal Executive Officer (1961)	Term Indefinite- Since Inception	Partner and Chief Operating Officer of BBR (since 2013); Member of BBR’s Executive, Operating, Investment and Compliance Committees	N/A	Trustee, New York Theatre Workshop (since 2019)
Mark Muffler, Principal Accounting Officer (1967)	Term Indefinite- Since Inception	Lead Fund Administrator and Officer of UMB Fund Services, Inc. (since 2008)	N/A	N/A
Matthew Shapiro, Secretary (1974)	Term Indefinite- Since Inception	Director and General Counsel of BBR (since 2014); Member of BBR’s Compliance and Cybersecurity Committees	N/A	N/A

[1]

The Address for each Director and officer is c/o BBR Partners, LLC, 55 East 52nd Street, 18th Floor New York, New York 10055, except for Mr. Muffler, whose address is c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212.

[2]	The Fund commenced operations on May 1, 2020.

[3]	Mr. Anson is an “interested person” (as defined in the 1940 Act) of the Fund because he is affiliated with the Adviser and serves as the Fund’s Chief Compliance Officer.

BBR ALO Fund, LLC

Other Information (Unaudited)
March 31, 2023

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies is available: (i) without charge, upon request, by calling the Fund at (212) 313-9870; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the 12-month period ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at (212) 313-9870; and (ii) on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or by calling the Fund at (212) 313-9870.

Dividend Reinvestment Program

The Fund has adopted a dividend reinvestment plan (the “Plan”) pursuant to which distributions of dividends and capital gains (“Dividends”) paid by the Fund will be automatically reinvested in additional Shares of the Fund by UMB Fund Services, Inc., as agent of the Plan (the “Plan Agent”), unless an investor “opts out” (elects not to reinvest in Shares). An investor that elects not to participate in the Plan will receive Dividends in cash, paid by the Plan Agent, as Dividend disbursing agent, directly to the investor’s account, which will be the same account from which investments and any other payments required as a condition to the investor’s investment in the Fund will be made by the investor. Even if an investor does not participate in the Plan, however, the Fund will have the ability to declare a large portion of Dividends in Shares instead of in cash. The tax treatment of dividends and capital gain distributions will be the same whether the investor takes them in cash or reinvests them to purchase additional Shares.

The Plan Agent serves as agent for the Fund’s investors in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the investors, distribute newly-issued Shares on behalf of the participants. The number of Shares to be issued will be computed at a per share rate equal to the net asset value per Share on the Dividend payment date. There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of investors to reinvest distributions. Additional information regarding the reinvestment of distributions may be obtained by contacting the Adviser at the number noted herein. The Plan Agent’s fees for the handling of reinvestment of Dividends are paid by the Adviser. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

Investors may elect initially not to reinvest by indicating that choice in their subscription agreement. Thereafter, investors are free to change their election at any time by contacting the Adviser at (212) 313-9870. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends.

The Fund reserves the right to amend or terminate the Plan at any time. All correspondence concerning the Plan should be directed to the Adviser at (212) 313-9870.

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Corporate Offices

BBR ALO FUND, LLC
55 East 52nd Street, 18th Floor
New York, New York 10055

Fund Administrator, Transfer Agent and Fund Accountant

UMB Fund Services
235 W. Galena Street
Milwaukee, Wisconsin 53212
Phone: (414) 299-2200

Custodian Bank

UMB Bank, N.A.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue,
New York, New York 10017

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) No information is required to be disclosed pursuant to this paragraph.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d) The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item's instructions.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors (the "Board") has determined that Steven M. Kass, and Aaron F. Hood , each a member of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Each of Messrs. Kass and Hood is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $55,000 for the fiscal year ended March 31, 2023 and $55,000 for the fiscal year ended March 31, 2022.

Audit-Related Fees

(b) There were no fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $21,000 for the fiscal year ended March 31, 2023 and $21,000 for the fiscal year ended March 31, 2022.

All Other Fees

(d) There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The registrant's audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services proposed to be provided by the registrant's principal accountant to the registrant and BBR Partners, LLC, the registrant's investment adviser ("BBR Partners"), and any entity controlling, controlled by or under common control with BBR Partners that provides ongoing services to the registrant ("Service Affiliates"). Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant's independence.

(e)(2) None of the services described in paragraphs (b) through (d) above were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed in each of the last two fiscal years by the principal accountant for services rendered to the registrant were $21,000 for the fiscal year ended March 31, 2023, and $21,000 for the fiscal year ended March 31, 2022. There were no fees billed in each of the last two fiscal years for non-audit services rendered by the principal accountant to any Service Affiliates.

(h) No non-audit services were rendered to any Service Affiliates during the fiscal year ended March 31, 2023.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has approved and adopted the following policies and procedures with respect to proxy voting by the Fund.

BBR PARTNERS, LLC PROXY VOTING POLICY

BBR Partners, LLC (“BBR”) has adopted the following proxy voting policy with respect to those assets for which a client has vested BBR with discretionary investment management authority (the “assets”).

BBR’s Policy

Unless a client directs otherwise, in writing, BBR shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the client shall be voted, and (2) making all elections relative to any mergers, acquisitions, and tender offers. However, clients maintain exclusive responsibility for all legal proceedings or other types of events pertaining to the assets, including, but not limited to, class action lawsuits.

It is BBR’s general policy to vote proxies consistent with the recommendation of the senior management of the issuer (the “Proxy Voting Guideline”). For issues not addressed by the Proxy Voting Guideline, or for those issues where a determination is made by that a vote according to the established Proxy Voting Guideline would not be consistent with BBR’s fiduciary duties or in the economic interest of a client account, the Chief Compliance Officer will seek to resolve the issue.

BBR shall maintain records pertaining to proxy voting as required pursuant to Rule 204-2 (c)(2) under the Advisers Act.

Copies of Rules 206(4)-6 and 204-2(c)(2) are available upon written request. In addition, information pertaining to how BBR voted on any specific proxy issue is also available upon written request. Any questions regarding BBR’s proxy voting policy shall be directed to Michael Anson, Chief Compliance Officer of BBR.

Mitigating Circumstances/Conflicts of Interest

The following are examples of mitigating circumstances and/or conflicts of interest: (1) an adviser or its affiliate may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies; (2) an adviser may have business or personal relationships with participants in proxy contests, corporate directors, or candidates for directorships, etc.; (3) an adviser has a business relationship not with the company but with a proponent of a proxy proposal that may affect how it casts votes on client securities; and (4) senior management’s recommendation, in the opinion of BBR, is not in the best interests of the client.

Use of Proxy Edge

BBR uses the services of ProxyEdge, a Broadridge Financial Solutions product (“Broadridge”), to vote proxies according to its policy above and to prepare the information required in order for to make the required filings for the BBR ALO Fund, LLC, and then store them in ProxyEdge for the required period of time. ProxyEdge also follows our Proxy Voting Guidelines, a copy of which are also enclosed as an Exhibit to our Compliance Manual.

Implementation/Adoption

The Chief Compliance Officer or his/her designee shall be primarily responsible for the ongoing review and evaluation of BBR’s proxy voting policy and corresponding compliance with the requirements of Rules 206(4)-6 and 204-2(c)(2). Copies of the Rules are attached and made a part hereof.

The above Proxy Voting Policy has been adopted by BBR Partners, LLC.

Maren Capital LLC

Proxy Voting Policy

Introduction

As a fiduciary, Maren Capital LLC exercises its responsibility, if any, to vote its clients’ securities in a manner that, in the judgment of Maren Capital, is in the clients’ economic best interests. In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Maren Capital has established the following proxy voting policy.

Responsibility for Voting

Maren Capital shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless (i) the client otherwise instructs Maren Capital; or

(ii) Maren Capital has responsibility for proxy voting and, in Maren Capital’s judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

Primary Consideration in Voting

Maren Capital considers the reputation, experience and competence of a company's management when we evaluate the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. Therefore, on most issues, Maren Capital will vote in accordance with management's recommendations. This does not mean we do not care about corporate governance. Rather, it is a confirmation that our process of investing with shareholder aligned management is working. However, when we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

Except as otherwise specifically instructed by a client, Maren Capital generally doesn’t take into account interests of other stakeholders of the issuer or interests the client may have in other capacities.

Conflicts of Interest

In certain circumstances, Maren Capital may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients. Any material conflict between our interests and those of a client will be resolved in the best interests of our client. In the event we become aware of such a conflict, we will (i) disclose the conflict and obtain the client’s consent before voting its shares, or (ii) make other voting arrangements consistent with our fiduciary obligations.

Administration

Designation of Proxy Administrator — A member of the Operations department shall serve as Proxy Administrator.

Notification of Custodian — For each client account for which Maren Capital has discretion to vote shareholder proxies, a member of the Operations department shall notify the client’s custodian that all proxy materials and ballots shall be forwarded to Maren Capital.

Proxy Voting Authority — When Maren Capital enters into an advisory agreement with a new client, the Proxy Administrator will be advised whether the client has vested MC with proxy voting authority or has reserved or delegated that responsibility to another designated person. The Proxy Administrator will be notified any time a client amends its voting instructions or voting policy.

Records

The following documents shall be maintained by Maren Capital:

•	a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC’s EDGAR website;

•	a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

•	a copy of each written client request for Maren Capital’s proxy voting record with respect to such client and a copy of any written response from Maren Capital to such client for that record; and

•	a copy of Maren Capital’s Proxy Voting Policy

All records kept under this section shall be retained no less than seven years, the first two years in an appropriate office of Maren Capital, or, if instructed by a client, for such longer period as may be mutually agreed by Maren Capital and such client.

POLEN CAPITAL MANAGEMENT, LLC

PROXY POLICY AND PROCEDURE

Proxy Voting Disclosure

The Firm will accept discretionary authority over a client’s proxy if the Firm has discretionary authority over the client’s advisory account and the advisory contract does not expressly state that the Firm will not be voting proxies or the client does not retain voting authority. The Firm currently has client accounts over which it has proxy voting authority.

The Firm exercises proxy voting to fulfill its fiduciary duty and directly influence corporate policy in a way that the Firm believes will maximize shareholder value. The investment teams are responsible for proxy voting and undertake close review and consideration of all proxy votes for governance matters and shareholder proposal issues.

The Firm utilizes a third party service provider (Institutional Shareholder Services or “ISS”) for research and recommendations on proxy issues, and for facilitating the processing of the Firm’s ultimate selections for each proxy vote. The Firm specifically uses ISS’s Sustainability Voting Guidelines, which support positive corporate ESG actions that promote practices that present new opportunities or mitigate related financial and reputational risks.

In voting proxies, the Firm will consult ISS’s Sustainability Voting Guidelines but will make an independent decision for each vote. If the Firm disagrees with ISS’s recommendation, the reasons are documented.

Additional information about ISS and the ISS Sustainability Voting Guidelines is available at http://www.issgovernance.com/policy.

The Chief Compliance Officer has been delegated the authority for ensuring voting decisions are documented in accordance with these policies and ensuring there are processes in place to facilitate the voting of proxies in a timely manner.

Polen Capital will rely on ISS to maintain proxy statements and records of proxy votes cast and can provide a client with an annual proxy voting summary upon request.

The Chief Compliance Officer will maintain a list of those companies which issue publicly traded securities and with which the Firm (or its affiliates) have such a relationship that proxies presented with respect to those companies may be perceived to give rise to a conflict of interest between the Firm and its clients. Examples of such a relationship include:

•Companies affiliated with directors, or immediate family members of directors of the Firm or of affiliates of the Firm;

•Companies affiliated with officers, or immediate family members of officers of the Firm or of affiliates of the Firm; and

•Companies that maintain significant business relationships with the Firm or of affiliates of the Firm, or with which the Firm or an affiliate of the Firm is actively seeking a significant business relationship.

In addition, any proxy vote that would result in increased compensation to the Firm or an affiliate due to increased or additional fees or other charges to be paid by the client as a result would also be considered a vote where the Firm has a conflict of interest. The Chief Compliance Officer will determine, based on a review of the issues raised by the conflict of interest, the nature of the potential conflict and, most importantly, given the Firm’s commitment to vote proxies in the best interests of client accounts, how the proxy will be handled. The Chief Compliance Officer will perform one the following duties as a result:

1. Disclose the conflict to the client(s), providing sufficient information regarding the matter and the nature of the Firm’s conflict, and obtaining consent before voting;

2. Employ ISS to advise in the voting of the proxy;

3. Employ ISS to vote the proxy on behalf of the Firm and its clients; or

4. Decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the clients of voting the proxy.

To request a copy of how a proxy was voted please contact compliance@polencapital.com.

QUANTUM CAPITAL MANAGEMENT, L.L.C.

PROXY VOTING POLICY RULE 206(4)-6

In accordance with the requirements of United States SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”), Quantum Capital Management, LLC (“Quantum”) has adopted the following proxy voting policy with respect to those assets for which a client has vested Quantum with discretionary investment management authority (the “assets”).

Quantum’s Policy

Unless a client directs otherwise, in writing, Quantum shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the client shall be voted, and (2) making all elections relative to any mergers, acquisitions, and tender offers. However, the client shall maintain exclusive responsibility for all legal proceedings or other type events pertaining to the assets, including, but not limited to, class action lawsuits. Quantum and/or the client shall correspondingly instruct each custodian of the assets to forward to Quantum, or its third-party service provider/agent, copies of all proxies and shareholder communications relating to the assets. Absent mitigating circumstances and/or conflicts of interest (to the extent any such circumstance or conflict is presented, if ever, information pertaining to how Quantum or its third party service provider/agent addressed any such circumstance or conflict shall be maintained by Quantum - see examples below), it is Quantum’s general policy to vote proxies consistent with the recommendation of the senior management of the issuer. Quantum shall monitor corporate actions of individual issuers and investment companies consistent with Quantum’s fiduciary duty to vote proxies in the best interests of its clients. With respect to individual issuers, Quantum may be solicited to vote on matters including corporate governance, adoption or amendments to compensation plans (including stock options), and matters involving social issues and corporate responsibility. With respect to investment companies (e.g., mutual funds), Quantum may be solicited to vote on matters including the approval of advisory contracts, distribution plans, and mergers. Quantum or its third party service provider/agent shall maintain records pertaining to proxy voting as required pursuant to United States SEC Rule 204-2 (c)(2) under the Advisers Act.

Copies of Rules 206(4)-6 and 204-2(c)(2) are available upon written request. In addition, information pertaining to how Quantum voted on any specific proxy issue is also available upon written request. Any questions regarding Quantum’s proxy voting policy shall be directed to George Ivanov, Chief Compliance Officer of Quantum.

Mitigating Circumstances/Conflicts of Interest

The following are examples of mitigating circumstances and/or conflicts of interest: (1) an adviser or its affiliate may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies; (2) an adviser may have business or personal relationships with participants in proxy contests, corporate directors, or candidates for directorships, etc.; (3) an adviser has a business relationship not with the company but with a proponent of a proxy proposal that may affect how it casts votes on client securities; and (4) senior management’s recommendation, in the opinion of Quantum, is not in the best interests of the client.

Pre-Population of Voting Proxies

In the event that Quantum pre-populates clients’ votes, and Quantum becomes aware that subsequent to submission of Quantum’s votes, the proxy issuer publishes new material information prior to the voting submission deadline, Quantum shall determine that it has the ability to react to, and address, whether such additional information requires a vote change. Policy: If, subsequent to completion of Quantum’s voting process, Quantum learns that the proxy issuer has published new material information, such information will be reviewed by Quantum, and a determination will be made if a change in Quantum’s prior vote is necessary. If a vote change is determined necessary, Quantum shall make the revised vote prior to the submission deadline.

Implementation/Adoption

George Ivanov, Chief Compliance Officer, or his designee shall be primarily responsible for determining how client proxies are voted and recording how Quantum addressed any mitigating circumstance or conflict of interest. Mr. Ivanov shall be primarily responsible for the ongoing review and evaluation of Quantum’s proxy voting policy and corresponding compliance with the requirements of Rules 206(4)-6 and 204-2(c)(2). Copies of the Rules are attached and made a part hereof.

The above Proxy Voting Policy has been adopted by Quantum Capital Management, LLC on this 15th day of March, 2022.

Summit Street Capital Management, LLC

Proxy Voting Policy

Summit Street’s proxy voting policy has been adopted to facilitate the voting of proxies in what we perceive to be the best interests of our Clients based on our fiduciary obligation and our intention to comply with our obligations under Rule 206(4)-6 under the Advisers Act.

Summit Street has proxy voting authority with respect to all Investment Portfolios unless otherwise agreed upon with a Client. In giving discretionary management authority to Summit Street, Clients have granted Summit Street voting authorization and will not participate in proxy voting decisions. Summit Street exercises its proxy voting authority in accordance with its proxy voting policies and procedures that are aimed at achieving the goal of voting proxies in the best interest of Clients.

The objective of voting a security in each case under this Policy is to seek to enhance the value of the security. This Policy does not prescribe specific voting requirements or specific voting considerations. Instead, this Policy provides procedures for applying the informed expertise and judgment of our investment professionals on a timely basis in pursuit of the above stated voting objectives. Summit Street does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of our approach to corporate governance issues is to encourage a culture of performance among the companies in which we manage investments in order to add value to our portfolios.

Summit Street’s general policy is to vote proxies in accordance with the recommendation of a company’s management. However, Summit Street may vote to oppose such a recommendation in certain circumstances, particularly in matters deemed “non-routine,” such as matters that (i) may measurably change the structure, management control, or operation of the company; (ii) may measurably change the terms of, or fees and expenses associated with, an investment in the company; and (iii) are inconsistent with customary industry standards and practices in a manner that may measurably impact the value of an investment in the company. In certain circumstances, Summit Street also may refrain from voting proxies when it believes that that is in the best interest of Clients.

Summit Street believes that its policies and procedures for proxy voting combined with its independent, private ownership structure significantly limit the potential for conflicts of interest in the proxy voting process. If a conflict of interest were to arise, the policies and procedures set forth potential measures to address the conflict, which may include referral to a third party or other extraordinary steps.

Responsibility

The Managing Members are responsible for facilitating the overall voting process, including making decisions and casting the votes for proxies. The Compliance Officer is responsible for ensuring accurate and adequate disclosure in Form ADV Part 2 and periodically reviewing proxy voting documentation.

Procedures

Receipt of Proxies / Process for Voting

Summit Street will vote the majority of proxies electronically via www.proxyvote.com.

•	Proxies are delivered directly to the Managing Members via mail and/or email from the Broker or Custodian.

•	The Firm will utilize the www.proxyvote.com to cast the vote (the control number on the proxy notification is used to vote the proxy).

•	Once the vote is cast, either the mailed copy is marked and maintained or a copy is printed and maintained in a file in accordance with regulatory requirements.

Note: Certain proxies received may be voted manually via mail. Major Corporate Proposals

Summit Street will always vote on the following issues arising in company General Meetings where it has the authority to do so on behalf of Clients:

•	Contentious issues (e.g. issues of perceived national interest, or where there has been extensive press coverage or public comment);

•	Approval of changes of substantial shareholdings;

•	Mergers; and

•	Approval of major asset sales or purchases.

Our approach to significant proxy voting issues which fall outside these areas will be addressed on their merit.

Conflicts of Interest

Summit Street will use reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if management actually knew or should have known of the conflict. We are sensitive to conflicts of interest that may arise in the proxy decision-making process and have identified the following potential conflicts of interest:

•	A principal of Summit Street or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

•	An immediate family member of a principal of Summit Street or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

•	Summit Street, any fund managed by Summit Street, or any affiliate holds a significant ownership interest in the portfolio company.

•	Any matter involving a Client/Investor that generates substantial revenue for Summit Street.

•	Any other issue that the Compliance Officer determines is an actual or potential conflict.

This list is not intended to be complete. All employees are obligated to disclose any potential conflict to the Compliance Officer. Materiality determinations will be based on an assessment of the particular facts and circumstances and consultation with Legal Counsel. One or more of the following methods may be used to resolve the conflict:

•	Voting in accordance with the recommendation of another independent third party/fiduciary;

•	Disclosing the conflict to the Client and obtaining consent before voting;

•	Suggesting to the Client that it engage another party to vote the proxy on its behalf;

•	In the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	Any other method as is deemed appropriate under the particular facts and circumstances, given the nature of the conflict.

The Compliance Officer shall document the method used to resolve conflicts of interest and maintain supporting documentation in accordance with regulatory requirements.

Securities Litigation

Summit Street relies upon the Broker and Custodian to provide notification of any securities held that are subject to litigation/class action lawsuits. Summit Street will review the details of the lawsuit and, in determining how to file any claims, will consider the potential impact on the Client/shareholder, without considering any benefit to ourselves, our employees or our affiliates.

Recordkeeping

The Firm shall maintain the following records in accordance with regulatory requirements:

•	Copies of this Policy as from time to time revised or supplemented;

•	A copy of each proxy statement received. The Firm may rely on obtaining a copy of a proxy statement from the Commission's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

•	A record of each vote cast by the adviser on behalf of a Client;

•	A copy of any document that was material to making a decision how to vote proxies or that memorializes the basis for the decision;

•	A copy of each written request for information on how Summit Street voted proxies on behalf of the Client/investor and a copy of any written response by Summit Street to any Client request for information on how proxies were voted;

•	Communications/documentation surrounding Conflicts of Interest.

•	Written reports arising from review of the proxy function

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) The Adviser. William C. Page has served as the Fund's portfolio manager (the "Portfolio Manager") since its inception. As Portfolio Manager, Mr. Page primarily is responsible for the day-to-day management of the Fund's portfolio.

Mr. Page is Director of Investment Research of BBR Partners, LLC, the Fund's investment adviser (the "Adviser"), and a member of the Adviser's Investment Committee. His responsibilities include, among other things, sourcing new investments across all asset classes, performing ongoing due diligence of clients' existing investments and working with the Adviser's portfolio and wealth advisory team to analyze the risk and return characteristics of client portfolios. In addition, Mr. Page has considerable experience in hedge fund manager due diligence, selection, risk management and asset allocation. Prior to joining the Adviser in 2008, Mr. Page worked in the fund of hedge funds group at Deutsche Bank AG. Mr. Page received his bachelor's degree from Trinity College, and attended the Tuck Business Bridge Program at Dartmouth College.

The Portfolio Manager is affiliated with other accounts in addition to the Fund, including other pooled investment vehicles. Because the Portfolio Manager may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address conflicts of interest.

The Portfolio Manager's compensation is comprised of a fixed annual salary, a discretionary bonus and potentially an annual supplemental distribution paid by the Adviser, or its parent company, and not by the Fund. Because the Portfolio Manager is an equity owner of the Adviser's parent company, the supplemental distribution that the Portfolio Manager receives generally is based on the annual net profits earned by the Adviser from advisory and other fees derived from Client Accounts, including the Fund, as applicable.

As of March 31, 2023, the Fund's Portfolio Manager beneficially owned shares of limited liability company interests ("Shares") of the Fund with a value of $25,001–$50,000.

The Subadvisers.

Maren Capital LLC ("Maren"). Brad Schatz serves as the portfolio manager of the portion of the Fund's assets that are allocated to Maren. Mr. Schatz is the Founding Partner and Chief Investment Officer of Maren, and has more than 24 years of investment experience, primarily with concentrated, boutique investment management firms. Prior to founding Maren, Mr. Schatz was a founding partner of Port Capital, where he served as President and the sole portfolio manager of Port's small-cap and multi-cap strategies from Port Capital's inception in 2015 through 2021. At Port Capital, Mr. Schatz was responsible for creating the firm's fundamental, intrinsic value-based and concentrated investment philosophy, developing and implementing the research and due diligence process and managing and directing the research team and trading operations. Previously, he spent over nine years with San Francisco-based Snyder Capital Management, where he served as a portfolio manager for the small-cap, SMID-cap, all-cap and concentrated investment strategies. Mr. Schatz has a B.S. in Finance and B.A. in Psychology from the University of Colorado, Boulder, and earned his MBA from the University of Chicago Booth School of Business.

The following table lists the number and types of accounts, other than the Fund, managed by Mr. Schatz and assets under management in those accounts, as of March 31, 2023. None of the accounts charge performance-based advisory fees. Mr. Schatz does not beneficially own any Shares of the Fund.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Brad Schatz	0	N/A	1	$4,574,731	53	$98,864,926

Polen Capital Management, LLC ("Polen"). Todd Morris has served as the lead portfolio manager, and Daniel Fields has served as co-portfolio manager, of the portion of the Fund's assets allocated to Polen since the Fund's inception. Messrs. Morris and Fields, each of whom is a portfolio manager and analyst with Polen, jointly are responsible for the day-to-day management of the allocated portion of the Fund's assets.

Mr. Morris joined Polen in 2011. Prior to joining Polen, Mr. Morris spent one year in research and marketing roles with Prudential Insurance and Millennium Global Asset Management. Prior to that, he served as an officer in the U.S. Navy for seven years. Mr. Morris earned a B.S. in History from the U.S. Naval Academy, and an M.B.A. from Columbia Business School.

Mr. Fields joined Polen in 2017. Prior to joining Polen, Mr. Fields spent eight years in Hong Kong where he worked for GaveKal Capital and Marshall Wace LLP as a research analyst evaluating Asian growth companies. He began his career at Fisher Investments as a junior analyst analyzing emerging market companies. Mr. Fields received a B.S. in Finance from the University of Idaho, and a M.S. in Global Finance from the NYU Stern School of Business and The Hong Kong University of Science and Technology Business School. Mr. Fields is a CFA charterholder.

Each of Mr. Morris' and Fields' compensation consists of: (i) a base salary; (ii) a year-end bonus; and (iii) awards of equity ("Equity Interests") in Polen, including direct Equity Interests and/or phantom Equity Interests, entitling each portfolio manager to a proportionate year-end distribution of Polen's net profits. Polen's compensation strategy is to provide reasonable base salaries commensurate with an individual's responsibility and provide performance bonus awards.

The following table lists the number and types of accounts, other than the Fund, managed by Messrs. Morris and Fields and assets under management in those accounts, as of March 31, 2023. None of the accounts charge performance-based advisory fees. Neither Mr. Morris nor Mr. Fields beneficially owns any Shares of the Fund.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Todd Morris	3	$407,450,000	2	$29,120,000	182	$1,246,950
Daniel Fields	3	$407,450,000	2	$29,120,000	182	$1,246,950

Quantum Capital Management, LLC ("Quantum"). John J. Hughes has served as the lead portfolio manager, and Giridhar Reddy has served as co-portfolio manager, of the portion of the Fund's assets allocated to Quantum since the Fund's inception. Messrs. Hughes and Reddy jointly are responsible for the day-to-day management of the allocated portion of the Fund's assets.

Mr. Hughes, Founder, President and Chief Investment Officer of Quantum, is responsible for the day-to-day management of the Fund's assets allocated to Quantum. He also serves as Managing Partner of Quantum Capital Advisors, LLC, an affiliated registered investment adviser ("QCA"). Mr. Hughes received a B.S. in Accounting from The Richard Stockton College of New Jersey, an M.S. in Taxation from Widener University and an MBA with an emphasis in Finance and Economics from Columbia University Business School. Mr. Hughes is a member of the CFA Institute and American Institute of Certified Public Accountants (AICPA).

Mr. Reddy serves as Vice President of Investment Research of Quantum, and is a minority owner and member of QCA. Mr. Reddy graduated from the Indian Institute of Technology, obtained a Masters in Mechanical Engineering at Carnegie Mellon University and an MBA from Columbia Business School. Mr. Reddy is a CFA charterholder, and is a member of the CFA Institute and the New York Society of Security Analysts (NYSSA).

All Quantum personnel, including the portfolio managers, receive base compensation as well as incentive-based compensation determined by the level and performance of client assets under management.

The following table lists the number and types of accounts, other than the Fund, managed by Messrs. Hughes and Reddy and assets under management in those accounts, as of March 31, 2023. None of the accounts charge performance-based advisory fees. Neither Mr. Hughes nor Mr. Reddy beneficially owns any Shares of the Fund.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
John J. Hughes	0	N/A	0	N/A	208	$559,276,759
Giridhar Reddy	0	N/A	0	N/A	0	N/A

Summit Street Capital Management, LLC ("Summit Street"). Jennifer Wallace serves as the portfolio manager of the portion of the Fund's assets that are allocated to Summit Street. Ms. Wallace is the Founding Partner and Chief Investment Officer of Summit Street, and has more than 30 years of investment experience. Prior to founding Summit Street, Ms. Wallace worked with the Robert M. Bass investment groups, where she was manager of Emerald Value Partners and co-manager of Alpine Capital. Before joining the Bass organization, Ms. Wallace was a consultant with McKinsey & Company and an investment banker. Ms. Wallace has a B.A. from Columbia College and earned an M.B.A. from the Columbia University Graduate School of Business (with Beta Gamma Sigma honors). Ms. Wallace serves on the Advisory Board of The Heilbrunn Center for Graham & Dodd Investing at the Columbia Business School.

The following table lists the number and types of accounts, other than the Fund, managed by Ms. Wallace and assets under management in those accounts, as of March 31, 2023. Ms. Wallace does not beneficially own any Shares of the Fund.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Jennifer Wallace	0	N/A	1(1)	$176,186,868	3(2)	$135,812,318

(1)      The vehicle charges a performance-based advisory fee.

(2)        Of these accounts, one account with total assets of approximately $65,000,000 charges a performance-based advisory fee.

Subadviser Conflicts of Interest. Each of Maren, Polen, Quantum, and Summit Street (each, a "Subadviser") provides advisory services to other clients that invest in securities of the same type in which the Fund invests. As a result, there may be an incentive to favor one vehicle or account over another, resulting in conflicts of interest. The Subadvisers are aware of their obligation to ensure that, when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives a fair and equitable allocation of the orders, particularly where affiliated accounts may participate. Each Subadviser has adopted various compliance policies and procedures that it believes are reasonably designed to address various conflicts of interest that may arise in connection with its management of other accounts and investment vehicles, and that provide a methodology for seeking to ensure fair treatment of all clients.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Accounting Officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on their evaluation of the effectiveness of the registrant's disclosure controls and procedures, as required by Rule 30a-3(b) under the 1940 Act.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics required by Item 2 is filed herewith.

(a)(2) Certifications required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	BBR ALO FUND, LLC

By (Signature and Title)	/s/ Barry Klayman
Barry M. Klayman
Principal Executive Officer

Date	June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Barry Klayman
Barry M. Klayman,
Principal Executive Officer

Date	June 9, 2023

By (Signature and Title)	/s/Mark Muffler
Mark Muffler
Principal Accounting Officer
(also performs the functions of a principal financial offier)

Date	June 9, 2023